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                                                                    Exhibit 99.1


Form of the ground lease between the Company and Advocate Health and Hospitals Corporation relating to 7 of the 8 properties acquired.



                                  GROUND LEASE
                                     between


                   ADVOCATE HEALTH AND HOSPITALS CORPORATION,
                     an Illinois not for profit corporation


                                  as Landlord,


                                       and


                        GLR-MEDICAL PROPERTIES ONE, LLC ,
                      a Delaware limited liability company


                                    as Tenant


      Premises: Good Shepherd Medical Office Building, Barrington, Illinois


                           Dated as of October 1, 2002




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                                TABLE OF CONTENTS

ARTICLE                                                                                             PAGE
-------                                                                                             ----
ARTICLE 1  DEFINITIONS.................................................................................1

ARTICLE 2  PREMISES AND TERM OF LEASE;  EASEMENTS AND MAINTENANCE OF COMMON AREAS......................6

ARTICLE 3  RENT.......................................................................................10

ARTICLE 4  IMPOSITIONS................................................................................12

ARTICLE 5  DEPOSITS FOR IMPOSITIONS...................................................................15

ARTICLE 6  LATE CHARGES...............................................................................16

ARTICLE 7  INSURANCE..................................................................................17

ARTICLE 8  USE OF CASUALTY INSURANCE PROCEEDS.........................................................20

ARTICLE 9  CONDEMNATION...............................................................................24

ARTICLE 10  ASSIGNMENT, SUBLETTING AND MORTGAGES......................................................27

ARTICLE 11  REPAIRS...................................................................................34

ARTICLE 12  CHANGES, ALTERATIONS AND ADDITIONS........................................................34

ARTICLE 13  REQUIREMENTS OF PUBLIC AUTHORITIES AND OF INSURANCE UNDERWRITERS AND POLICIES.............35

ARTICLE 14  EQUIPMENT.................................................................................36

ARTICLE 15  DISCHARGE OF LIENS; BONDS.................................................................37

ARTICLE 16  NO REPRESENTATIONS........................................................................38

ARTICLE 17  LANDLORD NOT LIABLE FOR INJURY OR DAMAGE, ETC.............................................38

ARTICLE 18  INDEMNIFICATION...........................................................................39

ARTICLE 19  RIGHT OF INSPECTION.......................................................................41

ARTICLE 20  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS............................................42

ARTICLE 21  NO ABATEMENT OF RENTAL....................................................................43

ARTICLE 22  PERMITTED USE:  NO UNLAWFUL OCCUPANCY; OPERATION OF THE PREMISES..........................43

ARTICLE 23  EVENTS OF DEFAULT AND REMEDIES............................................................47

ARTICLE 24  NOTICES...................................................................................55

ARTICLE 25  SUBORDINATION; ATTORNMENT.................................................................56

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ARTICLE                                                                                             PAGE
-------                                                                                             ----
ARTICLE 26  HAZARDOUS SUBSTANCES......................................................................58

ARTICLE 27  EXCAVATIONS AND SHORING...................................................................63

ARTICLE 28  CERTIFICATES BY LANDLORD AND TENANT.......................................................64

ARTICLE 29  CONSENTS AND APPROVALS....................................................................64

ARTICLE 30  SURRENDER AT END OF TERM..................................................................65

ARTICLE 31  ENTIRE AGREEMENT..........................................................................67

ARTICLE 32  QUIET ENJOYMENT...........................................................................67

ARTICLE 33  SEVERABILITY..............................................................................67

ARTICLE 34  RECORDING OF LEASE........................................................................67

ARTICLE 35  EXCULPATION...............................................................................67

ARTICLE 36  MISCELLANEOUS.............................................................................68


EXHIBIT A        DESCRIPTION OF THE LAND
EXHIBIT B        DESCRIPTION OF THE HOSPITAL PROPERTY
EXHIBIT C        PERMITTED ENCUMBRANCES
EXHIBIT D        BASE RENT
EXHIBIT E        SITE PLAN

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                                  GROUND LEASE

         THIS GROUND LEASE (the "Lease") is made as of the 1st day of October, 2002, between ADVOCATE HEALTH AND HOSPITALS CORPORATION ("Landlord"), a not for profit corporation existing under the laws of the State of Illinois, having an office at 2025 Windsor Drive, Oak Brook, Illinois 60523, and GLR-MEDICAL PROPERTIES ONE, LLC ("Tenant"), a limited liability company existing under the laws of the State of Delaware, having an office at c/o Great Lakes REIT, 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523.

                              W I T N E S S E T H:

         It is hereby mutually covenanted and agreed by and between the parties hereto that this Lease (hereinafter defined) is made upon the terms, covenants and conditions hereinafter set forth.

                                    ARTICLE 1

                                   DEFINITIONS

      The terms defined in this Article 1, for all purposes of this Lease, shall have the following meanings:

      1.1 "Additional Rent" shall have the meaning provided in Section 3.2.

      1.2 "Affiliate" means with respect to any specified Person, any other Person which, directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with such Person.

      1.3 "Base Rent" shall have the meaning provided in Section 3.1.

      1.4 "BOMA Standards" shall mean those standards adopted from time to time by the Building Owners and Managers Association International.

      1.5 "Buildings" shall mean the office building(s), Equipment and other improvements and appurtenances of every kind and description now located on the Land, and any and all alterations and replacements thereof, additions thereto and substitutions therefor hereafter erected, constructed or placed on or about the Land.

      1.6 "Business Day" shall mean any day, which is not a Saturday, Sunday, or a day observed as a holiday by either the State of Illinois or the United States government.

      1.7 "Capital Improvement" shall have the meaning provided in Section 12.1.

      1.8 "City" shall mean the city, village or town in which the Premises (hereinafter defined) are located.

      1.9 "Claim" shall have the meaning provided in Section 26.1(a).

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      1.10 "Commencement Date" shall mean the date of commencement of the Term
(hereinafter defined) as set forth in Article 2.

      1.11 "Condemnation Fraction" shall have the meaning provided in Section 9.1(b).

      1.12 "Control" with respect to any Person, including the correlative meanings of the terms "controlled by" and "under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person, whether through the ownership of voting securities or partnership or membership interests, by contract or otherwise.

      1.13 "Construction Agreements" shall mean agreements for construction, Restoration, Capital Improvement, rehabilitation, alteration, extension or repair performed pursuant to this Lease.

      1.14 "Default" shall mean any condition or event, which constitutes or, after the giving of notice or the passage of time or both, would constitute an Event of Default (hereinafter defined).

      1.15 "Deficiency" shall have the meaning provided in Section 23.4(c).

      1.16 "Depositary" shall mean first any Fee Mortgagee who would qualify as an Institutional Lender, and then any Institutional Mortgagee having an office in Illinois. If no Fee Mortgagee or Institutional Mortgagee meeting the aforementioned requirements shall exist, then "Depositary" shall mean any Person (hereinafter defined) who qualifies as an Institutional Lender and who is designated from time to time by Landlord to serve as Depositary pursuant to this Lease.

      1.17 "Environmental Law" shall have the meaning provided in Section
26.1(b).

      1.18 "Equipment" shall mean any and all fixtures, equipment and machinery of every kind and nature whatsoever now or hereafter affixed or attached to the Buildings, or now or hereafter used or procured for use in connection with the operation, use or occupancy thereof, and the appurtenances thereof, but excluding therefrom all trade fixtures and articles of personal property title to which is vested in the tenants under any leases of space therein or in contractors engaged in maintaining the Premises.

      1.19 "Event of Default" shall have the meaning provided in Section 23.1.

      1.20 "Expiration Date" shall mean the date of the expiration of the Term as set forth in Article 2.

      1.21 "Fee Mortgage" shall mean any mortgage or trust deed which now or hereafter is a lien on the entire fee simple title to the Land or the Premises, or any part thereof, as the same may be renewed, modified, amended, extended, consolidated or coordinated from time to time.

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      1.22 "Fee Mortgagee" shall mean the holder of a Fee Mortgage, including, without limitation, an Institutional Mortgagee (as hereinafter defined).

      1.23 "Governmental Authority (Authorities)" shall mean the United States of America, the State of Illinois, County of Lake and City, and any agency, authority, department, commission, board, bureau, instrumentality or political subdivision of any of the foregoing, now existing or hereafter created, having jurisdiction over the Premises or any portion thereof.

      1.24 "Hazardous Materials" shall have the meaning provided in Section 26.1(c).

      1.25 "Hospital" shall mean Good Shepherd Hospital.

      1.26 "Hospital Property" shall mean the parcel of real estate, exclusive of the Land and Buildings, legally described on Exhibit B attached hereto and made a part hereof, together with the improvements located thereon, including the Hospital.

      1.27 "Impositions" shall have the meaning provided in Section 4.1.

      1.28 "Indemnified Party" shall have the meaning provided in Section 18.1.

      1.29 "Institutional Lender" shall mean a savings bank, a savings and loan association, a commercial bank or trust company (whether acting individually or in a fiduciary capacity), a pension or retirement fund, an accredited college or university, an insurance company organized and existing under the laws of the United States or any state thereof, a real estate investment trust existing in compliance with Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any combination of Institutional Lenders.

      1.30 "Institutional Mortgagee" shall mean an Institutional Lender which is a mortgagee under a Leasehold Mortgage (hereinafter defined) or a Fee Mortgage.

      1.31 "Insurance Policies" shall mean any and all insurance policies, which Tenant is required to procure and maintain pursuant to this Lease.

      1.32 "Interest Rate" shall mean the corporate rate of interest as announced from time to time by Bank One, N.A. (Chicago), or such successor or alternate financial institution as Landlord may reasonably designate, plus two percent (2%), not to exceed the highest rate of interest permitted by law.

      1.33 "Land" shall mean the parcel of real estate legally described on Exhibit A attached hereto and made a part hereof.

      1.34 "Landlord," on the date as of which this Lease is made, shall mean Advocate Health and Hospitals Corporation, an Illinois not-for-profit corporation ("Advocate"), but thereafter, "Landlord" shall mean only the holder of the landlord's interest in the Land at the time in question, so that if Advocate or any successor to its interest hereunder ceases to have

                                       3
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any interest in the Land as the result of a sale or sales or transfer or transfers of the landlord's interest in the Land, then the landlord under this Lease at the time of such sale or sales or transfer or transfers shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord hereunder to be performed on or after the date of such sale or transfer, and it shall be deemed and construed without further agreement between the parties or their successors in interest and the Person who then acquires or owns the landlord's interest in the Land, including, without limitation, the purchaser or transferee in any such sale or transfer, that such Person has assumed and agreed to carry out, any and all agreements, covenants and obligations of Landlord hereunder accruing on or after the date of the aforesaid sale or transfer.

      1.35 "Lease" shall mean this Ground Lease and all amendments, modifications, extensions and renewals hereof and exhibits attached hereto.

      1.36 "Lease Year" shall mean each consecutive 12 month period during the Term, the first Lease Year commencing on the Commencement Date and expiring at midnight of the day preceding the first anniversary of the Commencement Date, and each successive consecutive 12 month period thereafter.

      1.37 "Leasehold Mortgage" shall mean a mortgage or deed of trust, including, without limitation, any modification, amendment, spreader, consolidation or renewal thereof, which constitutes a lien on Tenant's interest in this Lease and the leasehold interest created hereby, provided such mortgage is held by (i) an Institutional Lender or its assignee, or (ii) a Person formerly constituting Tenant, if such mortgage is made to such Person in connection with a permitted assignment by it of its interest in the Lease.

      1.38 "Leasehold Mortgagee" shall mean the mortgagee under a Leasehold Mortgage, including, without limitation, an Institutional Mortgagee.

      1.39 "Liability Insurance" shall have the meaning provided in Section 7.1(a)(ii).

      1.40 "Manage" shall have the meaning provided in Section 26.1(d).

      1.41 "Medical Campus" shall have the meaning provided in Section 2.1.

      1.42 "Net Replacement Cost" shall mean the actual replacement cost of the Buildings (excluding foundation and excavation costs, but including the cost of debris removal and of replacing all Equipment appurtenant to, located in or used in connection with the Building) without physical depreciation.

      1.43 "Nondisturbance Agreement" shall have the meaning provided in Section 25.1.

      1.44 "Notice" shall have the meaning provided in Section 24.1.

      1.45 "Permitted Encumbrances" shall mean the items set forth in Exhibit C attached hereto and made a part hereof.

                                       4
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      1.46 "Person" shall mean and include an individual, corporation, partnership, joint venture, estate, trust, unincorporated association or any federal, state, county or municipal government or any bureau, department, authority or agency thereof.

      1.47 "Premises" shall have the meaning provided in Article 2.

      1.48 "Release" or "Released" shall have the meaning provided in Section 26.1(e).

      1.49 "Rental" shall have the meaning provided in Section 3.3.

      1.50 "Requirements" shall have the meaning provided in Section 13.1.

      1.51 "Response" or "Respond" shall have the meaning provided in Section 26.1(f).

      1.52 "Restoration" shall have the meaning provided in Section 8.1.

      1.53 "Restoration Funds" shall have the meaning provided in Section 8.2.

      1.54 "Restore" shall have the meaning provided in Section 8.1.

      1.55 "Significant Portion" shall have the meaning provided in Section 9.1(e).

      1.56 "Space Tenant" shall have the meaning provided in Section 10.4.

      1.57 "Space Lease" shall have the meaning provided in Section 10.4.

      1.58 "Tenant" shall mean GLR-Medical Properties One, LLC, provided, however, that whenever this Lease and the leasehold estate hereby created shall be assigned or transferred in accordance with the terms of and in the manner specifically permitted by this Lease, then, from and after the date of such assignment or transfer and until the next permitted assignment or transfer, the term "Tenant" shall mean the permitted assignee or transferee, except that the assignor shall continue to remain liable with respect to any obligations or liabilities of Tenant hereunder which arose or accrued prior to the date of such assignment.

      1.59 "Term" shall mean the term of this Lease as set forth in Article 2 hereof.

      1.60 "Unavoidable Delays" shall mean delays incurred by Tenant due to strikes, lockouts, acts of God, enemy action, acts of terrorism, civil commotion, governmental restrictions or preemption, fire or other casualty, adverse weather conditions, energy rationing or other causes beyond the reasonable control of Tenant (not including Tenant's insolvency, bankruptcy or financial condition or financial difficulties or problems or any action by Tenant or any Affiliate of Tenant).

      1.61 "Zoning Laws" shall mean the zoning laws of the City, as the same may be amended from time to time.


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                                    ARTICLE 2

                           PREMISES AND TERM OF LEASE;
                    EASEMENTS AND MAINTENANCE OF COMMON AREAS

      2.1 Landlord does hereby demise and lease to Tenant, and Tenant does hereby lease, hire and take from Landlord, the Land and all necessary easements and appurtenances in Landlord's adjacent land, highways, roads and streets (whether public or private) reasonably required for the installation of utilities and for parking areas, driveways and approaches to and from abutting streets for the use and benefit of the Land (the foregoing being referred to, together with the Buildings which have been conveyed by Landlord to Tenant concurrently with the execution and delivery of this Lease, collectively as the "Premises"), subject to the Permitted Encumbrances. The parties acknowledge that the Premises, together with the Hospital Property, forms a part of a medical campus (the "Medical Campus").

      Tenant shall have and hold the Premises for a term of 75 years (the "Term") commencing on October 1, 2002 (the "Commencement Date") and expiring at midnight of the day immediately preceding the 75th anniversary of the Commencement Date or on such earlier date upon which this Lease may be terminated as hereinafter provided (the "Expiration Date").

      2.2

            (a) Landlord hereby grants to Tenant a non-exclusive easement, appurtenant to the Land, to use all of those portions of the Hospital Property designated as common areas, parking areas and driveways on the Site Plan attached hereto as Exhibit E, for vehicular and pedestrian ingress/egress and parking purposes during the entire Term of this Lease, for the benefit of Tenant, its invitees, licensees, assigns, subtenants and patrons, in common with all other tenants of the Medical Campus. Landlord shall have the right to locate, relocate, modify, add to or construct any parking areas and driveways or other facilities now or hereafter installed or erected on the Hospital Property and to designate in Landlord's reasonable judgment any such parking areas on the Hospital Property to be reserved for the exclusive use of Landlord and its invitees, licensees, employees, tenants and patrons; provided, however, that no such location, relocation, modification, addition or construction shall unreasonably interfere with or diminish access to the Land provided for in this Lease or otherwise impair the exercise by Tenant of the rights conferred to Tenant. In addition, Landlord shall have the right from time to time to temporarily close or obstruct any portions of such easements if and to the extent necessary to perform maintenance, repair, restoration and excavation thereof or in the case of an emergency. Landlord will take reasonable steps in connection with exercising such rights to minimize any disruption to or interference with Tenant's (or any subtenant's or other occupant's) use of the Premises, and Landlord shall not take any measures which will have a material and adverse impact on access to the Premises without Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

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            (b) Landlord hereby grants to Tenant non-exclusive easements, appurtenant to the Land, to use portions of the Hospital Property as may reasonably be required now or in the future by Tenant for the installation, maintenance and repair of all utilities, including without limitation, telephone, sewer, detention/retention and other stormwater management facilities, water, gas and electric utilities and related facilities. If any of these utilities are supplied, installed or otherwise controlled by Landlord, Landlord grants Tenant, its successors and assigns, the right to use coupled with its easement, such utilities and related facilities; and Landlord covenants and agrees to maintain the utility lines in good condition and repair for Tenant.

            (c) Tenant hereby grants to Landlord exclusive easements to use such portions of the Buildings as may be necessary from time to time to install, maintain, display and repair signs, subject to the reasonable approval of Tenant. Tenant covenants that it shall not at any time during the Term install or display or caused to be installed or displayed any signage on the exterior of the Buildings without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

            (d) During the Term, and except for Tenant's repair and maintenance obligations with respect to the Premises described in the Lease, Landlord shall maintain, repair and replace, as necessary, or cause to be maintained, repaired and replaced, as necessary, in accordance with standards not less than the standards by which the Medical Campus was maintained as of the Commencement Date, the parking areas, access drives, walkways, bridges, vestibules, landscaped areas, any onsite and off-site retention and detention areas serving the Medical Campus and other common areas improvements in the Medical Campus, if any, including any of the foregoing that may be located on the Land, and Tenant hereby grants to Landlord non-exclusive easements to use portions of the Land and Buildings as may reasonably be required now or in the future by Landlord for the installation, maintenance, repair and replacement of any such parking areas, access drives and retention and detention areas, as well as any telecommunications, security and other facilities to be provided in the Buildings. Landlord will provide reasonable advance notice to Tenant prior to any such installation, maintenance, repairs or replacements and Landlord will take reasonable steps in connection with exercising such rights to minimize any disruption to, or interference with, Tenant's (or any subtenant's or other occupant's) use of the Premises, and Landlord shall not take any measures which will have a material and adverse impact on access to the Premises without Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

            (e) During the Term of this Lease, Landlord shall have the right to enact reasonable rules for all tenants concerning the conduct and operation of the common areas, provided the same do not violate this Lease.

            (f) Notwithstanding the above or anything in this Lease to the contrary, Tenant shall have no obligation (except to pay the Maintenance Expenses) or liability whatsoever in connection with the

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      ownership, maintenance or management of the parking areas, the access drives, walkways, bridges, vestibules, landscaped areas, retention areas and other common areas, if any, involved, including any of the foregoing that may be located on the Land, and that Landlord shall manage, operate, maintain, repair and replace, in accordance with standards not less than the standards by which the common areas were maintained as of the Commencement Date, the parking areas, the access drives, walkways, bridges, vestibules, landscaped areas, retention areas and other common areas or cause such to be done on its behalf, and that Landlord, or its nominee, shall provide and maintain, at its cost and expense, during the Term an insurance policy or policies in accordance with the terms of the Lease and as may be customary for the owners of similar first-class medical office campuses. Landlord will provide reasonable advance notice to Tenant prior to any such installation, maintenance, repairs or replacements and Landlord will take reasonable steps in connection with exercising such rights to minimize any disruption to, or interference with, Tenant's (or any subtenant's or other occupant's) use of the Premises, and Landlord shall not take any measures which will have a material and adverse impact on access to the Premises without Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

            (g) Tenant agrees to pay a proportionate share of the Maintenance Expense for the Medical Campus. The "Maintenance Expense" shall be defined to be those costs and expenses paid by Landlord as determined below. The proportionate share shall be determined by taking the ratio of the total area of the Buildings to the total area of all buildings on the Medical Campus (as the same are calculated in accordance with BOMA Standards, including, but not limited to, the Hospital, as the same may be adjusted from time to time.

            (h) The "Maintenance Expense" shall be limited to Landlord's costs and expenses for the Medical Campus actually paid by Landlord and reasonably and equitably attributable to: (i) the operating, maintaining, repairing, policing and cleaning of the parking areas, access drives and other common areas and common improvements, if any, in the Medical Campus as provided in the preceding Section and (ii) if the Land and the balance of the Medical Campus are separately assessed, the Impositions (exclusive of interest and penalties for late payment) on the land making up the common areas improvements of the Medical Campus. Landlord and Tenant acknowledge and agree that, as of the Commencement Date, Tenant's proportionate share of the Maintenance Expense is 21.64%.

            (i) The "Maintenance Expense" shall EXCLUDE any and all costs or expenses associated with: (i) any capital improvements including, but not limited to, any costs associated with the renovation or expansion of the Medical Campus, (ii) structural repairs and repairs or replacements made necessary by Landlord's non-compliance with governing codes, by-laws, regulations and ordinances, (iii) remediation of hazardous substances and soil and ground water contamination of any type, (iv) replacement costs of any item to the extent that the depreciation or amortization of any such item has been, or is, reflected in the total costs and expenses of the maintenance, operation and repair of the common areas, (v) depreciation,
      (vi) interest and

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      principal payments of mortgage and other debts of Landlord, (vii) the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds or otherwise, (viii) costs incurred in connection with the sale, financing or refinancing of all or any portion of the Medical Campus, (ix) fines, interest and penalties incurred due to the late payment of Maintenance Expenses, (x) organizational expenses associated with the creation and operation of the entity which constitutes Landlord, (xi) payments for rented equipment, the cost of which would constitute a capital expenditure if the equipment were purchased, (xii) costs of correcting violations of law, (xiii) salaries or fringe benefits of (A) employees above the grade of property manager, general manager or facilities manager and (B) employees whose time is not spent directly and solely in the operation of the Medical Campus, provided that if any employee performs services in connection with the Medical Campus and other buildings, costs associated with such employee may be proportionately included in Maintenance Expenses based on the percentage of time such employee spends in connection with the operation, maintenance and management of the Medical Campus, and (xiv) structural repairs or resurfacing of any parking areas or parking decks.

            (j) Landlord shall deduct in each calendar year from the Maintenance Expenses, any revenues derived from the common areas (such as parking fees), any amounts recovered by it from insurers of damage claims relating to the common areas and any amounts recovered from third parties, other than insurers, on account of any such claims for damages to common areas.

            (k) As part of the Maintenance Expense, Landlord shall be entitled to charge to Tenant its proportionate share of the actual wages reasonably paid by Landlord to employees and independent contractors in connection with the administration and supervision of the services provided by Landlord pursuant to this Section 2.2.

            (l) Tenant's proportionate share of the Maintenance Expense for a calendar year shall be paid commencing on the Commencement Date in equal monthly installments on the first day of each calendar month. The amount of Tenant's share of the Maintenance Expense in any given year shall be calculated on the basis of Tenant's proportionate share of the Maintenance Expense actually expended by Landlord during the preceding calendar year as reasonably determined by Landlord. At the conclusion of each calendar year, Landlord shall determine the actual amount of Tenant's proportionate share of the Maintenance Expense for the previous calendar year, based on amounts actually expended by Landlord in the preceding calendar year. Any refund payable to Tenant or any deficiency payable to Landlord for any given year (based on the difference between, on the one hand, the ESTIMATED amount of Tenant's proportionate share of the Maintenance Expense and what, on the other hand, SHOULD HAVE been paid by Tenant based on the actual amount of Tenant's proportionate share of the Maintenance Expense for said year as calculated by Landlord) shall be made up in the first month after the calculation for the prior year is provided to Tenant. If the Commencement Date is other than the first day of the month, the first such installment and the last such installment shall be further adjusted for the proportionate fraction of the whole month. Tenant

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      shall have the right to review all of Landlord's bills, invoices and records concerning Maintenance Expenses. Any such review shall be conducted at Landlord's offices following not less than ten days prior written notice. Any undercharge or overcharge shall be paid, credited or refunded, as applicable, promptly after such determination. Unless Tenant, by written notice to Landlord, shall take exception to any item in any annual statement of Maintenance Expenses within 180 days after the furnishing of said statement, such statement shall be conclusively binding upon Tenant. Any amount shown by such statement to be due to Landlord whether or not written exception is taken to such statement, shall be paid by Tenant, as provided in this Section 2.2, without prejudice to any such written exception.

            (m) Tenant hereby grants to Landlord a license to maintain a hospital volunteer's desk at a location in the lobby of the Building that is mutually acceptable to Landlord and Tenant, provided that Landlord continues to man such volunteer's desk on a regular and frequent schedule mutually acceptable to Landlord and Tenant. Landlord shall not be charged any fee for the use of such lobby space.

            (n) Landlord hereby grants to Tenant a license to use the dumpster or compactor at the Hospital or on the Hospital Property, as the case may be, provided that to the extent Tenant so uses such dumpster or compactor, Tenant shall reimburse Landlord a reasonable proportionate share of such cost, to the extent not previously included in Maintenance Expenses.

            (o) To the extent Landlord provides security services to the Premises, Landlord shall maintain, repair and replace, as necessary, or cause to be maintained, repaired and replaced, as necessary, all security cameras and related equipment serving the Premises, the Medical Campus and other common area improvements in the Medical Campus, if any, and Tenant hereby grants to Landlord non-exclusive licenses to use portions of the Land and Buildings as may reasonably be required now or in the future by Landlord for the installation, maintenance, repair and replacement of any such security cameras and related equipment. Landlord will provide reasonable advance notice to Tenant prior to any such installation, maintenance, repairs or replacements and Landlord will take reasonable steps in connection with exercising such rights to minimize any disruption to, or interference with, Tenant's (or any subtenant's or other occupant's) use of the Premises. All costs related to such security services shall be included in Maintenance Expenses.

            (p) Landlord hereby grants to Tenant a license to use the loading dock and loading area at the Hospital or on the Hospital Property, as the case may be, to the extent necessary for the delivery of items to be used at the Premises by Tenant or other occupants of the Premises.

                                    ARTICLE 3

                                      RENT

      3.1 Tenant shall pay to Landlord, without offset or deduction and without notice or demand, the sums set forth on Exhibit D (collectively, "Base Rent"), payable in advance on the first day of each calendar month of the Term in equal monthly installments (unless any such date is not a Business Day, in which case payment shall be due on the next succeeding Business Day), for the period commencing on the Commencement Date and continuing thereafter throughout the Term. The first installment of Base Rent shall be due and payable on the Commencement Date hereof. Base Rent shall be paid in lawful money of the United States to Landlord at the office of Landlord set forth above or at such other place as Landlord shall direct from time to time by written notice to Tenant.

      3.2 Tenant shall also pay and discharge as additional rent (the "Additional Rent") all other amounts, liabilities and obligations of whatsoever nature relating to the Premises, including, without limitation, any amounts arising under any operating easement, or other similar agreements affecting the Premises or any adjoining property thereto, and all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts when due, and all damages, costs and expenses which Landlord may incur by reason of any Default of Tenant or failure on Tenant's part to comply with any of the terms of this Lease, all of which Tenant hereby agrees to pay within 30 days after demand. Upon any failure on the part of Tenant to pay any of the Additional Rent, Landlord shall have the same legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or by common law or otherwise as are available to Landlord in the case of nonpayment of Base Rent.

      3.3 This Lease shall be deemed and construed to be a fully "net lease" and Tenant shall pay to Landlord, absolutely net throughout the Term, all Base Rent and Additional Rent (collectively, "Rental"), free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or setoff whatsoever in the manner set out above for payment of Base Rent, and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever relating to the Premises or be under any other obligation or liability hereunder or otherwise, except as herein otherwise expressly set forth. Except for debt service on any indebtedness of Landlord, Tenant shall pay all costs, expenses and charges of every kind and nature relating to the Premises which may arise or become due or payable prior to, during or after (but attributable to a period falling within) the Term, including all costs, expenses and charges related to all recorded or unrecorded agreements, easements, declarations, restrictions or other matters affecting the title to the Premises, and Tenant hereby agrees to indemnify Landlord against and hold Landlord harmless from the same. Except as otherwise specifically provided in this Lease, Tenant's obligation to pay Rental hereunder shall not terminate prior to the Expiration Date, notwithstanding the exercise by Landlord of any or all of its rights under Article 23 hereof or otherwise, and all the obligations of Tenant hereunder shall be absolute and shall not be affected for any reason whatsoever, including, without limitation, by any damage to or destruction of the Premises or any part thereof, any taking of the Premises or any part thereof or interest therein by condemnation or otherwise, any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any reason, any matter affecting title to the Premises, any default by Landlord hereunder, the impossibility, impracticability or illegality of performance by Landlord, Tenant or both, any action of any governmental authority, Tenant's acquisition of ownership of all or part of the Premises (unless this Lease shall be terminated by a writing signed by all persons, including any Fee Mortgagee, having an interest in the Premises), any breach of warranty or misrepresentation, or any other cause whether similar to or dissimilar from the foregoing and whether or not Tenant shall have notice or knowledge thereof and whether or not such cause shall now be foreseeable. The parties intend that the obligations of Tenant under this Lease shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations have been modified or terminated pursuant to an express provision of this Lease.

      3.4 Except as may otherwise be provided in this Lease, Tenant hereby waives all right (i) to terminate this Lease, or (ii) to surrender this Lease, or (iii) to any abatement, deferment, reduction, setoff, counterclaim or defense with respect to any Rental payable hereunder. Tenant shall remain obligated under this Lease in accordance with its terms and, except as may otherwise be provided in this Lease, Tenant hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Tenant shall be bound by all the terms and provisions contained in this Lease.

                                    ARTICLE 4

                                   IMPOSITIONS

      4.1 To the extent provided by Landlord, Tenant shall pay or cause to be paid, in a timely manner and as hereinafter provided, all of the following items, if any, as may be attributable to the Premises (except to the extent already included in Maintenance Expenses) ("Impositions"): (a) real property taxes and assessments (including any real property taxes assessed against the Hospital Property as a result of Tenant's use thereof,) (b) personal property taxes; (c) occupancy and rent taxes; (d) water, water meter and sewer rents, rates and charges; (e) vault charges; (f) levies; (g) license and permit fees;
(h) service charges, with respect to security services, police protection, fire protection, street and highway maintenance, construction and lighting, sanitation and water supply, if any; (i) gross receipts, excise or similar taxes (i.e., taxes customarily based upon gross income or receipts which fail to take into account deductions relating to the Premises) imposed or levied upon, assessed against or measured by Base Rent or other Rental payable hereunder, but only to the extent that such taxes would be payable if the Premises were the only property of Landlord; (j) all excise, sales, value added, use and similar taxes; (k) charges for utilities, communications and other services rendered or used in or about the Premises; (l) payments in lieu of each of the foregoing, whether or not expressly so designated; (m) fines, penalties and other similar or like governmental charges applicable to any of the foregoing and any interest or costs with respect thereto; and (n) any and all other federal, state, county and municipal governmental and quasi-governmental levies, fees, rents, assessments or taxes and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever, and any interest or costs with respect thereto, which at any time during, prior to or after (but attributable to a period falling within) the Term are (1) assessed, levied, confirmed, imposed upon, or would grow or become due and payable out of or in respect of, or would be charged with respect to, the Premises or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, the use and occupancy thereof by Tenant, or this transaction, and/or
(2) encumbrances or liens on (i) the Premises; (ii) any vault, passageway or space in or under the sidewalks or streets in front of or adjoining the Premises; (iii) any other appurtenances of the Premises; (iv) any personal property, Equipment or other facility used in the operation thereof; or (v) the Rental (or any portion thereof) payable by Tenant hereunder. Each such Imposition, or installment thereof, during the Term shall be paid before the last day the same may be paid without fine, penalty, interest or additional cost; provided, however, that if, by law, any Imposition may at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same in such installments and shall be responsible for the payment of such installments only, provided that all such installment payments relating to periods prior to the date definitely fixed for the expiration of the Term are required to be made prior to the Expiration Date.

      4.2 Tenant, from time to time upon request of Landlord, shall furnish to Landlord, within the earlier of (i) 30 days after the date when an Imposition is due and payable under this Lease, or (ii) 30 days after the date when an official receipt of the appropriate imposing authority is received, such official receipt or, if no such receipt has been received by Tenant, other evidence reasonably satisfactory to Landlord evidencing the payment of the Imposition.

      4.3 (a) Except as provided in subparagraph (b) hereinbelow, nothing contained in this Article 4 shall require Tenant to pay municipal, state or federal income, inheritance, estate, succession, capital levy, stamp, excess profit, revenue or gift taxes of Landlord, or any corporate franchise tax imposed upon Landlord.

          (b) If at any time during the Term, a tax or excise on Rental or the right to receive rents or other tax, however described, is levied or assessed against Landlord as a substitute in whole or in part for any Impositions theretofore payable by Tenant, Tenant shall pay and discharge such tax or excise on Rental or other tax before interest or penalties accrue, and the same shall be deemed to be an Imposition levied against the Premises.

      4.4 Any Imposition imposed against the Premises relating to a fiscal period of the imposing authority, a part of which period is included within the Term and a part of which is included in a period of time after the date definitely fixed in Article 2 hereof for the expiration of the Term (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Premises, or shall become payable, during the Term) shall be apportioned between Landlord and Tenant as of such date definitely fixed for the expiration of the Term, so that Tenant shall pay that portion of such Imposition which that part of such fiscal period included in the period of time before such date definitely fixed for the expiration of the Term bears to the entirety of such fiscal period, and Landlord shall pay the remainder thereof.

      4.5 Tenant shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment would operate as a bar to such contest, in which event, notwithstanding the provisions of Section 4.1 hereof, payment of such Imposition shall be postponed if and only as long as:

            (a) neither the Premises nor any part thereof would, by reason of such postponement or deferment, be, in the reasonable judgment of Landlord, in danger of being forfeited, lost or adversely affected;

            (b) such contest shall not subject Landlord or any Fee Mortgagee to the risk of any criminal or civil liability;

            (c) such contest shall not cause Landlord to be in default under any Fee Mortgage;

            (d) such contest shall not, in the reasonable judgment of Landlord, result in any Imposition being increased; and

            (e) Tenant shall have deposited in an interest bearing account with, at Landlord's option, either Landlord or a Depositary, either pursuant to Article 5 or simultaneously with such contest, cash or other security determined by Landlord in the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may be assessed against or become a charge on the Premises or any part thereof in such proceedings.

      Upon the termination of such proceedings, it shall be the obligation of Tenant to pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees (including attorneys' fees and disbursements), interest, penalties or other liabilities in connection therewith, and upon such payment, Landlord or Depositary, as the case may be, shall return, with any interest accrued thereon, any amount deposited with it in respect of such Imposition as aforesaid, provided, however, that Landlord or Depositary, as the case may be, if requested by Tenant, shall disburse said moneys on deposit with it directly to the imposing authority to whom such Imposition is payable. If, at any time during the continuance of such proceedings, Landlord shall reasonably deem the amount deposited as aforesaid insufficient, Tenant, upon demand, shall make an additional deposit of such additional sums or other acceptable security as Landlord may request, and upon failure of Tenant to do so, the amount theretofore deposited may, at the option of Landlord, be applied by Landlord or Depositary, as the case may be, to the payment, removal and discharge of such Imposition and the interest and penalties in connection therewith and any reasonable costs, fees (including reasonable attorneys' fees and disbursements) or other liability accruing in any such proceedings, and the balance, if any, shall be returned to Tenant or the deficiency, if any, shall be paid by Tenant on demand.

      4.6 Subject to the provisions of Section 4.5, Tenant shall have the right to seek a reduction in the assessed valuation of the Premises for real property tax purposes and to prosecute any action or proceeding in connection therewith.

      4.7 Landlord shall not be required to join in any proceedings referred to in Sections 4.5 or 4.6 hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord, in which event, Landlord shall join and cooperate in such proceedings or permit the same to be brought in its name but shall not be liable for the payment of any costs or expenses in connection with any such proceedings, and Tenant shall reimburse and indemnify Landlord for any and all costs or expenses which Landlord may sustain or incur in connection with any such proceedings.

      4.8 Any certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition asserting nonpayment of such Imposition shall be PRIMA FACIE evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

                                    ARTICLE 5

                            DEPOSITS FOR IMPOSITIONS

      5.1 (a) In order to assure the payment of all Impositions, Tenant shall deposit in an interest bearing account with Depositary on the first day of each and every month during the Term, an amount equal to one-twelfth (1/12th) of the annual Impositions then in effect, as reasonably estimated by Landlord. If, at any time, the monies so deposited by Tenant shall be insufficient to pay in full the next installment of Impositions then due, Tenant shall immediately deposit the amount of the insufficiency with Depositary to enable Depositary to pay each installment of Impositions at least 30 days prior to the due date thereof. Notwithstanding the foregoing, if any Fee Mortgagee or Leasehold Mortgagee requires the deposit by Tenant of amounts to be used to pay Impositions, then Landlord may elect, by delivering written notice thereof to Tenant, to waive the requirement that Tenant make deposits under this Section 5.1(a), which waiver shall be effective during the period in which Tenant is required to make said deposits with the particular mortgagee in question.

            (b) Depositary shall hold the deposited moneys in a special account bearing interest for the benefit of Tenant for the purpose of paying the charges for which such amounts have been deposited as they become due, and Depositary shall apply the deposited moneys for such purpose not later than the last day on which any such charges may be paid without penalty, fine or interest.

            (c) If, at any time, the amount of any Imposition is increased or Landlord receives information that an Imposition will be increased and the monthly deposits then being made by Tenant under this Article would be insufficient to pay such Imposition at least 30 days prior to the due date thereof, the monthly deposits shall thereupon be increased and Tenant shall, on Landlord's demand, deposit immediately with Depositary sufficient moneys for the payment of the increased Imposition. Thereafter, the monthly payments shall be adjusted so that Depositary shall receive from Tenant sufficient moneys to pay each Imposition at least 30 days prior to the due date of such Imposition.

            (d) For the purpose of determining whether Depositary has on hand sufficient moneys to pay any particular Imposition at least 30 days prior to the due date thereof, deposits for each category of Imposition shall be treated separately. Depositary shall not be obligated to use moneys deposited for the payment of an item not yet due and payable for the payment of an item that is due and payable.

            (e) Notwithstanding the foregoing, (i) deposited moneys may be held by Depositary in a single bank account, and (ii) Depositary shall, at Landlord's option and direction, use moneys so deposited to make any payment required under this Lease following the occurrence of any Default.

            (f) If this Lease shall be terminated by reason of any Event of Default, all deposited moneys under this Article then held by Depositary shall be paid to and applied by Landlord in payment of any and all sums due under this Lease, in such order as Landlord shall determine in its sole discretion, and Tenant shall promptly pay the resulting deficiency.

            (g) Tenant shall apply any interest paid on moneys deposited pursuant to this Article pursuant to the foregoing provisions against amounts thereafter becoming due and payable.

      5.2 In the event of a sale or transfer by Landlord of its interest in the Premises, Landlord shall transfer to the person who owns or acquires such interest in the Premises or is the transferee of Landlord's interest under this Lease, all of Landlord's rights with respect to the deposits made pursuant to
Section 5.1, subject to the provisions thereof. Upon such transfer and notice thereof to Tenant, the transferor shall be deemed to be released from all liability with respect thereto and Tenant shall look solely to the transferee with respect thereto, and the provisions hereof shall apply to each successive transfer of the landlord's rights with respect to the deposits.

      5.3 Notwithstanding anything to the contrary contained in this Article 5, in no event shall Tenant be required to make the deposits with Depositary during any periods that Tenant is not in Default; provided, however, Tenant shall promptly upon receipt pay or cause said Impositions to be paid and thereafter deliver to Landlord paid receipts or other documentation evidencing payment thereof. Notwithstanding anything to the contrary contained in this Section 5.3, if a Leasehold Mortgagee has commenced a foreclosure action and either a receiver appointed by a court of competent jurisdiction or such Leasehold Mortgagee has been appointed mortgagee in possession, no deposits for Impositions shall be required provided said Leasehold Mortgagee delivers to Landlord evidence that any and all outstanding Impositions have been paid.

                                    ARTICLE 6

                                  LATE CHARGES

      If payment of Base Rent, Impositions or other Rental shall become overdue beyond the due date thereof pursuant to this Lease (or if no such due date is set forth in this Lease, then such due date for purposes of this

Article 6 shall be deemed to be the date 30 days after the date upon which demand 'herefore is made), a late charge on the sums so overdue equal to the Interest Rate for the period from the due date to the date of actual payment, shall become due and payable to Landlord as liquidated damages for the administrative costs and expenses incurred by Landlord by reason of Tenant's failure to make prompt payment, and the late charges shall be payable by Tenant on demand. No failure by Landlord to insist upon the strict performance by Tenant of its obligations to pay late charges shall constitute a waiver by Landlord of its right to enforce the provisions of this Article 6 in any instance thereafter occurring. The provisions of this Article 6 shall not be construed in any way to extend the grace periods or notice periods provided for in Article 23.

                                    ARTICLE 7

                                    INSURANCE

      7.1 (a) Tenant shall:

                  (i) keep the Buildings insured against direct physical loss or damage under a Special Causes of Loss form ("Casualty Insurance"), including, without limitation, coverage for loss or damage by water, flood and subsidence with such sublimits as are reasonably required by Landlord, and excluding from such coverage normal settling only, and including war risks when and to the extent obtainable from the United States government or an agency thereof;

                  (ii) provide and keep in force commercial general liability insurance ("Liability Insurance") against liability for bodily injury and death and property damage, such Liability Insurance to be in such amount as may from time to time be reasonably required by Landlord, but not less than $5,000,000.00 general aggregate for bodily injury, death and property damage, and shall include the Premises; and

                  (iii) provide and keep in force workers' compensation
            providing statutory benefits for all persons employed by Tenant at or in connection with the Premises.

            (b) Whenever, under the terms of this Lease, Tenant is required to maintain insurance, Landlord shall be an additional insured in all such insurance policies. If the Premises shall be subject to any Fee Mortgage, the commercial general liability insurance shall, if required by such Fee Mortgage, name the Fee Mortgagee as an additional insured, and all other insurance provided hereunder shall name the Fee Mortgagee as an additional insured under a standard "noncontributory mortgagee" endorsement or its equivalent.

      7.2 (a) The loss under all policies required by any provision of this Lease insuring against damage to the Buildings by fire or other casualty shall be payable to Tenant, or as otherwise provided in Article 8 below.

            (b) All Insurance Policies shall be in such form and shall be issued by such responsible companies licensed and authorized to do business in the State of Illinois as are reasonably acceptable to Landlord. All such companies shall have a Best rating of not less than "A-". Tenant will furnish a certificate of insurance to Landlord listing Landlord as an additional insured/loss payee. All policies referred to in this Lease shall be procured, or caused to be procured, by Tenant, at no expense to Landlord, and for periods of not less than one year. A photocopy of each such policy, certified by the insurer to be a true copy thereof, shall be delivered to Landlord immediately upon receipt from the insurance company or companies (and Tenant shall use diligent efforts to procure such certified copies), except that if any insurance carried by Tenant is effected by one or more blanket policies, then with respect to such insurance, certified abstracted policies relating to the Premises shall be so delivered to Landlord. In addition thereto, on the Commencement Date hereof, if such certified copies or certified abstracted policies, as the case may be, have not yet been procured from the insurance company or companies, Tenant shall deliver to Landlord certificates of the insurance required hereunder together with paid receipts therefor. Certified copies, or certified abstracted policies in the case of blanket policies, of new or renewal policies replacing any policies expiring during the Term shall be delivered as aforesaid at least 30 days before the date of expiration, together with proof satisfactory to Landlord that the full premiums have been paid for at least the first year of the term of such policies. During the term of such policies, at least 30 days before each anniversary of the effective date of the policy, Tenant shall deliver to Landlord proof satisfactory to Landlord that the full premiums have been paid for at least the next year of the term of the policy. Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or canceling or requesting the surrender or cancellation of the policies, provided, however, that premiums may be paid in such installments as are permitted pursuant to the provisions of the applicable policy so long as payment by installments will not allow the insurer thereunder to cancel said policy.

            (c) Tenant and Landlord shall cooperate in connection with the collection of any insurance moneys that may be due in the event of loss, and Tenant and Landlord shall execute and deliver such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance moneys.

            (d) Tenant shall not violate or permit to be violated any of the conditions or provisions of any of the Insurance Policies, and Tenant shall so perform and satisfy or cause to be performed and satisfied the requirements of the companies writing such policies so that at all times companies of good standing, satisfactory to Landlord (as provided in Section 7.2(a) hereof), shall be willing to write and continue such insurance.

            (e) Each Insurance Policy and each certificate or memorandum therefor issued by the insurer shall contain (i) a provision that no act or omission of Tenant shall affect or limit the obligation of the insurer to pay Landlord or any Fee Mortgagee or Leasehold Mortgagee the amount of any loss sustained, (ii) an agreement by the insurer that such policy shall not be cancelled or modified without at least 30 days' prior written notice to Landlord and each Fee Mortgagee and Leasehold Mortgagee, and (iii) a waiver of subrogation by the insurer of any right to recover the amount of any loss resulting from the negligence of Landlord or its agents, employees or licensees.

            (f) Each certificate of insurance shall contain a provision whereby the policy shall not be cancelled or modified without at least 30 days notice to Landlord and to each Fee or Leasehold Mortgagee.

            (g) Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance, as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable under such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency in the insurance required by the provisions of this Lease, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Premises occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid.

            (h) Each of Landlord and Tenant hereby waives any and every claim for recovery from the other for any and all loss or damage to the Land or the Buildings or to the contents thereof, whether such loss or damage is due to the negligence of Landlord or Tenant or their respective agents or employees, which loss or damage is insured pursuant to this Lease by valid and collectible insurance policies and then only to the extent of the proceeds collected or collectible under such insurance policies; provided, however, that the foregoing waiver shall not be operative in any case where the effect thereof is to invalidate any insurance coverage of the waiving party or increase the cost of such insurance coverage; provided further, that Landlord and Tenant each agree to give written notice of the terms of this mutual waiver to each insurance company which has issued, or in the future may issue, policies of physical damage to it, and to have said insurance policies properly endorsed to prevent the invalidation of said insurance coverage by reason of said waiver and provided further that such insurance company waives all rights of subrogation which it might have against Landlord or Tenant, as the case may be.

      7.3 Tenant shall deposit with Depositary on the first day of each and every month during the Term, an amount equal to one-twelfth (1/12th) of the annual insurance premiums required to be carried by Tenant hereunder, as reasonably estimated by Landlord. Notwithstanding the foregoing, if any Fee Mortgagee or Leasehold Mortgagee requires the deposit by Tenant of amounts to be used to pay such insurance premiums, then Landlord shall elect, by delivering written notice thereof to Tenant, to waive the requirement that Tenant make deposits under this Section 7.3. If at any time the insurance premiums shall be increased or Landlord receives information that the insurance premiums will be increased, and the monthly deposits being paid by Tenant under this Article would be insufficient to pay such insurance premiums, at least 30 days prior to the due date, the monthly deposits shall thereupon be increased and Tenant shall, on Landlord's written demand, deposit immediately with Depositary sufficient moneys for the payment of the increased insurance premiums. Thereafter, the monthly deposits shall be adjusted so that Depositary shall receive from Tenant sufficient moneys to pay the insurance premiums at least 30 days before the insurance premiums become due and payable.

      7.4 The insurance required by this Lease, at the option of Tenant, may be effected by blanket and/or umbrella policies issued to Tenant covering the Premises and other properties owned or leased by Tenant, provided that the policies otherwise comply with the provisions of this Lease and allocate to the Premises the specified coverage.

      7.5 Notwithstanding anything to the contrary contained in this Article 7, in no event shall Tenant be required to make the deposits with Depositary during any periods that Tenant is not in Default. In addition, no such deposits shall be required if a Leasehold Mortgagee has commenced a foreclosure action and either a receiver has been appointed by a court of competent jurisdiction or the Leasehold Mortgagee has been appointed as mortgagee in possession, provided said Leasehold Mortgagee delivers to Landlord evidence that the insurance premiums required under this Article 7 have been paid current.

                                    ARTICLE 8

                       USE OF CASUALTY INSURANCE PROCEEDS

      8.1 If all or any part of the Buildings shall be destroyed or damaged in whole or in part by fire or other casualty (whether or not insured) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall give Landlord immediate notice thereof (except with respect to partial damage the reasonably estimated cost of repair of which shall be less than $100,000.00) and, except as may otherwise be provided in this Lease, Tenant, whether or not such damage or destruction shall have been insured or insurable, and whether or not insurance proceeds, if any, shall be sufficient for the purpose, and whether or not the Leasehold Mortgagee shall permit such insurance proceeds to be used for such repairs, alterations, restorations, replacements and rebuilding (collectively, "Restoration"), with reasonable diligence (subject to Unavoidable Delays) shall repair, alter, restore, replace and rebuild (collectively, "Restore") the same, at least to the extent of the value and as nearly as practicable to the character of the Buildings existing immediately prior to such occurrence. If Tenant shall fail or neglect to Restore with reasonable diligence (subject to Unavoidable Delays) the Building(s) or the portion thereof damaged or destroyed, or, having so commenced such Restoration, shall fail to complete the same with reasonable diligence (subject to Unavoidable Delays) in accordance with the terms of this Lease, Landlord may, upon reasonable notice to Tenant and Tenant's continuing failure or neglect to Restore as aforesaid, complete such Restoration at Tenant's expense. Upon Landlord's election to so complete the Restoration, Tenant immediately shall pay to Landlord all insurance proceeds which shall have been received by Tenant, minus those amounts, if any, which Tenant shall have applied to the Restoration, and if such sums are insufficient to complete the Restoration, Tenant, on demand, shall pay the deficiency to Landlord. Each Restoration shall be done in accordance with the provisions of this Lease.

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      8.2 Subject to the provisions of Section 8.3, Depositary shall pay over to
Tenant (or its designated contractor or subcontractor) from time to time, upon the following terms, any moneys which may be received by Depositary from insurance provided by Tenant (other than rent insurance) (collectively, the "Restoration Funds"); provided, however, that Depositary, before paying such moneys over to Tenant, shall be entitled to reimburse itself and Landlord therefrom to the extent, if any, of the expenses paid or incurred by Depositary or Landlord in the collection of such moneys. Depositary shall pay to Tenant (or its designated contractor or subcontractor) the Restoration Funds for the purpose of Restoration to be made by Tenant to Restore the Buildings to a value which shall be not less than the value prior to such fire or other casualty.
Such Restoration shall be done in accordance with, and subject to, the provisions of Article 13, including, without limitation, the maintenance of the insurance coverage referred to in Section 12.1(d). Prior to the making of any Restoration (except with respect to partial damage the reasonably estimated cost of Restoration of which shall be less than $100,000.00), Tenant shall furnish Landlord with an estimate of the cost of such Restoration, prepared by a licensed professional engineer or registered architect approved by Landlord, which approval shall not be unreasonably withheld or delayed. The Restoration Funds shall be paid to Tenant from time to time thereafter in installments as the Restoration progresses upon application to be submitted from time to time by Tenant to Depositary and Landlord showing the cost of work, labor, services, materials, fixtures and equipment incorporated in the Restoration, or incorporated therein since the last previous application, and paid for by Tenant or then due and owing. Subject to contests permitted under Section 15.2 hereof, if any vendors', mechanics', laborers', or materialmen's lien is filed against the Premises or any part thereof, Tenant shall not be entitled to receive any further installment until such lien is satisfied or otherwise discharged. The amount of any installment to be paid to Tenant (or its designated contractor or subcontractor) shall be such proportion of the total Restoration Funds as the cost of work, labor, services, materials, fixtures and equipment theretofore incorporated by Tenant into the Restoration bears to the total estimated cost of the Restoration by Tenant, less (a) all payments heretofore made to Tenant out of the Restoration Funds, and (b) ten percent (10%) of the amount so determined. Upon completion of and payment for the Restoration by Tenant, the balance of the Restoration Funds shall be paid over to Tenant, subject to the rights of any Leasehold Mortgagee named as an insured. If the estimated cost of any Restoration is equal to or greater than $100,000 and exceeds the insurance proceeds received by Depositary, then, prior to the commencement of such Restoration or thereafter if at any time it is determined by Landlord that the cost to complete the Restoration exceeds the unapplied portion of such insurance proceeds, Tenant shall from time to time immediately deposit with Depositary a bond, cash, irrevocable letter of credit or other security reasonably satisfactory to Landlord in the amount of such excess, to be held and applied by Depositary in accordance with the provisions of Section 8.2, as security for the completion of the work, free of public improvement, vendors', mechanics', laborers' or materialmen's statutory or other similar liens. If Landlord makes the Restoration at Tenant's expense, as provided in Section 8.1, then, as provided above with respect to Tenant, Depositary shall pay over the Restoration Funds to Landlord, from time to time, upon Landlord's application accompanied by a certificate containing the statements required under clauses (i), (ii) and
(iii) of Section 8.3(a), to the extent not previously paid to Tenant pursuant to this Section 8.2, and Tenant shall pay to Depositary, on demand, any sums which Landlord certifies to be an estimate of the amount necessary to complete the Restoration, less the undisbursed Restoration Funds.

      8.3 The following shall be conditions precedent to each payment made to Tenant as provided in Section 8.2 above:

            (a) There shall be submitted to Depositary and Landlord the certificate of the engineer or architect referred to in Section 8.2 hereof stating (i) that the sum then requested to be withdrawn either has been paid by Tenant or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons (whose names and addresses shall be stated) who have rendered or furnished work, labor, services, materials, fixtures or equipment for the work and giving a brief description of such work, labor, services, materials, fixtures or equipment and the principal subdivisions or categories thereof and the several amounts so paid or due to each of said Persons in respect thereof, and stating in reasonable detail the progress of the Restoration up to the date of said certificate; (ii) that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Tenant; (iii) that the sum then requested does not exceed ninety percent (90%) of the cost of the work, labor, services, materials, fixtures and equipment described in the certificate; (iv) that the balance of the Restoration Funds held by Depositary will be sufficient, upon completion of the Restoration, to pay for the same in full, and stating in reasonable detail an estimate of the cost of such completion; and (v) appropriate sworn statements and lien waivers (which comply with the mechanics' lien laws of the State of Illinois) from all Persons receiving payment under such draw;

            (b) There shall be furnished to Depositary a date-down endorsement, or a similar certificate of a title insurance company reasonably satisfactory to Depositary, showing that there are no vendors', mechanics', laborers' or materialmen's or other liens affecting the Premises or any part thereof in connection with work done, authorized or incurred at or relating to the Premises which had not been discharged of record, except such as will be discharged upon payment of the amount then requested to be withdrawn; and

            (c) At the time of making such payment, there is no Default on the part of Tenant under this Lease.

      8.4 Except as may otherwise be provided in this Lease, this Lease shall not terminate, be forfeited or be affected in any manner, nor shall there be any reduction or abatement of the Rental payable hereunder, by reason of damage to or total, substantial or partial destruction of the Buildings or any part thereof or by reason of the untenantability of the same or any part thereof, for or due to any reason or cause whatsoever, and Tenant, notwithstanding any law or statute present or future, waives any and all rights to quit or surrender the Premises or any part thereof; and Tenant's obligations hereunder, including, without limitation, the payment of Rental hereunder, shall continue as though the Buildings had not been damaged or destroyed and without abatement, suspension, diminution or reduction of any kind.

      8.5 If during the Term, 50% or more of the Hospital Property (as determined by the ratio of the total area in square feet of the portion of the buildings on the Hospital Property so destroyed or damaged to the total area of the buildings on the Hospital Property in square feet calculated in accordance with BOMA Standards) is destroyed or damaged by fire or other casualty and if, after a period of 180 days following such damage or destruction the portion of the Hospital Property so destroyed or damaged has not been substantially repaired and restored (the "Restoration Period") and as a result (a) the portion so damaged or destroyed materially and adversely affects the exercise by Tenant of the rights conferred to Tenant under this Lease or (b) results in a material adverse impact on Tenant's ability to lease space in the Building, then Tenant shall have the right to compel Landlord to repurchase the Premises and terminate this Lease as provided herein in the following manner: If Tenant is not then in default under the terms of this Lease, Tenant may deliver a sale agreement concerning the Premises (the "Sale Agreement") during the 60-day period commencing upon the expiration of the Restoration Period to Landlord specifying:
(i) a closing date occurring not less than 60 nor more than 90 days after the delivery of such Sale Agreement (the "Closing Date") and this Lease shall continue in full force and effect until the Closing Date; (ii) the sale price, which shall be equal to the net book value of the Premises (i.e. taking account of accumulated depreciation) as of the Closing Date as reflected in Tenant's books (which shall be determined in accordance with generally accepted accounting principles consistently applied) (the "Sale Price") and (iii) containing other customary provisions in standard form real estate sale and purchase agreements. Upon a sale of the Premises pursuant to this Section and the payment to Tenant of the Sale Price, Tenant shall convey the Premises to Landlord or its designee. If the Premises or any part thereof shall be purchased by Landlord pursuant to any provision of this Lease, Tenant shall transfer and convey to Landlord or its designee title in the same condition as existed on the Commencement Date except for real estate taxes not then due. Landlord shall accept such title subject only to any Space Leases and such other exceptions relating to the Premises arising pursuant to the terms of this Lease and to all applicable laws, regulations and ordinances, and free of any Leasehold Mortgage and all other mortgages, liens and encumbrances which shall have been created by or resulted from acts or failures to act of Tenant. On the Closing Date, Landlord shall pay to Tenant, at any place within the United States of America designated by Tenant, the applicable Sale Price, and Tenant shall deliver to Landlord a special warranty deed conveying title to the Premises, together with such instruments as shall be necessary to transfer to Landlord or its designee any other property then required to be transferred by Tenant pursuant to this Lease. Tenant and Landlord shall pay in accordance with local custom as of the Closing Date all charges incident to such conveyance and transfer, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes which may be incurred or imposed by reason of such conveyance and transfer. Upon the completion of such sale, this Lease and all obligations hereunder shall terminate, except with respect to any obligations and liabilities of either party which are expressly intended to survive termination pursuant to the Lease.

      As used in this Section and elsewhere in this Lease, Tenant's net book value of the Premises shall be calculated by using the allocated purchase price of the Premises as of the date hereof, and depreciating such amount on a straight line basis over 40 years. Subsequent improvements to the Premises (e.g., roofs, parking lots, HVAC, interior renovations of lobbies and rest rooms, and tenant improvements) will be depreciated over the estimated useful life of the improvements (generally 20 years for roof, 10 years for HVAC and five years for interior renovations). Tenant improvements will be depreciated over the life of the tenant's lease.

      8.6 Notwithstanding anything to the contrary contained in this Article 8, Tenant, upon notice given to Landlord within 90 days following damage or destruction to the Buildings as contemplated by Section 8.1 of this Lease, may elect not to restore the Buildings in connection with any such damage or destruction thereto the reasonably estimated cost of repair of which shall be $100,000.00 or more, in which event this Lease and the Term shall terminate and expire on the date said notice is received by Landlord and the Rental payable by Tenant hereunder shall be apportioned as of the date of such termination; provided, however, such termination shall not be effective unless the notice is accompanied by an unconditional written consent to such termination executed by any and all Leasehold Mortgagee(s).

      8.7 Notwithstanding anything to the contrary contained in this Article 8, in no event shall Tenant be required to make the deposits with Depositary during any periods that Tenant is not in Default.

                                    ARTICLE 9

                                  CONDEMNATION

      9.1 (a) If, at any time during the Term, the whole or any Significant Portion of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement among Landlord, then Tenant and those authorized to exercise such right, at Tenant's option, may elect to terminate this Lease and the Term shall terminate and expire on the date of such taking and the Rental payable by Tenant hereunder shall be apportioned as of the date of such taking. If Tenant chooses to exercise the option to cancel this Lease provided for herein, it shall notify Landlord within 60 days after the date that Tenant receives notice of such taking. The cancellation shall be effective as of the date of taking but, in all events, after Landlord receives the amounts set forth in Section 9.1(b); and provided further that no termination shall be effective unless accompanied by an unconditional written consent thereto executed by any and all Leasehold Mortgagee(s).

            (b) If the whole or any Significant Portion of the Premises shall be taken or condemned and Tenant elects to cancel this Lease as provided for in Section 9.1(a) hereof, subject to the rights of any Fee Mortgagee (i) there shall first be paid to Landlord the entire award for, or attributable to the value of, that part of the Land taken, the Land to be valued as if unimproved and encumbered by this Lease, any mortgage, trust deed or otherwise; (ii) Landlord shall then receive compensation for the value of the Buildings in an amount determined by multiplying the balance of the award by the Condemnation Fraction; and

      (iii) subject to the rights of any Leasehold Mortgagees, Tenant shall receive any remaining balance of the award.

      The "Condemnation Fraction" shall mean a fraction, the numerator of which shall be the number of years (or fractions thereof) that this Lease shall have been in effect, and the denominator of which shall be 75.

            (c) Each of the parties shall execute and deliver any and all documents that may be reasonably required in order to facilitate collection by them of such awards in accordance with the provisions of this Article 9.

            (d) For purposes of this Article 9, the "date of taking" shall be deemed to be the earlier of (i) the date on which actual possession of the whole or substantially all of the Premises or a part thereof, as the case may be, is acquired by any lawful power or authority pursuant to the provisions of applicable federal or state law, or (ii) the date on which title to the Premises or the aforesaid portion thereof shall have vested in any lawful power or authority pursuant to the provisions of the applicable federal or state law.

            (e) For purposes of this Article 9 a "Significant Portion" of the Premises shall be deemed to mean such portion of the Premises as, when so taken, would leave remaining a balance of the Premises which, due either to the area so taken or the location of the part so taken in relation to the part not so taken, would not in Landlord's reasonable estimation, under economic conditions, market conditions, applicable zoning laws or building regulations then existing or prevailing, readily accommodate a new building or buildings (or restored Buildings) of a nature similar (in color, style, architecture, floor plans, facade, shape, height, configuration, landscaping and overall aesthetic sense) to the Buildings existing at the date of such taking and after performance of all covenants, agreements, terms and provisions herein and by law required to be performed and paid by Tenant.

      If Tenant elects not to exercise the option to cancel this Lease pursuant to Section 9.1(a) hereof or if less than a Significant Portion of the Premises are so taken, this Lease and the Term shall continue without abatement of the Rental or diminution of any of Tenant's obligations hereunder. Tenant, whether or not the award shall be sufficient for such purpose, shall proceed with reasonable diligence (subject to Unavoidable Delays) to Restore any remaining part of the Premises not so taken to complete, rentable, self-contained architectural units in as good condition and repair and of at least the same value as prior to the taking. If Tenant elects not to exercise the option to cancel this Lease pursuant to Section 9.1(a) hereof or if less than a Significant Portion of the Premises are so taken, the award or awards for such taking, less the cost of the determination of the amount thereof, shall be paid to Depositary if the cost of Restoration is equal to $100,000.00 or more, or to Tenant if such cost is less than $100,000.00. Subject to the provisions and limitations in this Article 9, Depositary shall make available to Tenant as much of that portion of the award actually received and held by Depositary, if any, less all reasonable expenses paid or incurred by Depositary and Landlord in the condemnation proceedings, as may be necessary to pay the cost of Restoration of the part of the Buildings remaining in accordance with Article 8. Such Restoration, the estimated cost thereof, the payments to Tenant on account of the cost thereof, Landlord's right to perform the same and Tenant's obligation with respect to condemnation proceeds held by it, shall be done, determined, made and governed in accordance with and subject to the provisions of Articles 8 and 13. Payments to Tenant as aforesaid shall be disbursed in the manner set forth in Article 8. Any balance of the award held by Depositary after completion of the Restoration shall be paid to Tenant.

      9.2 If the estimated cost of any Restoration required by the terms of this
Article 9 exceeds the net condemnation award received by Depositary, as determined in the manner set forth in Section 9.1, then, prior to the commencement of such Restoration or thereafter if it is determined by Landlord that the cost to complete the Restoration exceeds the unapplied portion of such award, Tenant shall from time to time immediately deposit with Depositary a bond, cash, irrevocable letter of credit or other security reasonably satisfactory to Landlord in the amount of such excess, to be held and applied by Depositary in accordance with the provisions of Section 9.1, as security for the completion of the work, free of public improvement, vendors', mechanics', laborers' or materialmen's statutory or other similar liens.

      9.3 If there is more than one Leasehold Mortgage, Landlord shall recognize the Leasehold Mortgagee whose Leasehold Mortgage is senior in lien as the Leasehold Mortgagee having priority as to the rights of a Leasehold Mortgagee under this Article 9.

      9.4 Landlord may not enter into, settle or compromise any taking or other governmental action that creates a right to compensation in Tenant as provided in this Article 9 without the prior consent of Tenant.

      9.5 If, during the Term, 50% or more of the Hospital Property (as determined by the ratio of the total area in square feet of the portion of the buildings on the Hospital Property so taken to the total area of the Hospital Property in square feet calculated in accordance with BOMA Standards) is taken and if, as a result of such taking, (a) the portion so taken materially and adversely affects the exercise by Tenant of the rights conferred to Tenant under this Lease or (b) results in a material adverse impact on Tenant's ability to lease space in the Building, then Tenant shall have the right to compel Landlord to repurchase the Premises and terminate this Lease as provided herein in the following manner: If Tenant is not then in default under the terms of this Lease, Tenant may deliver a Sale Agreement concerning the Premises to Landlord during the 60-day period following the taking specifying the Closing Date and the Sale Price, and this Lease shall continue in full force and effect until the Closing Date. Upon a sale of the Premises pursuant to this Section and the payment to Tenant of the Sale Price, Tenant shall convey the Premises to Landlord or its designee. If the Premises or any part thereof shall be purchased by Landlord pursuant to any provision of this Lease, Tenant shall transfer and convey to Landlord or its designee title in the same condition as existed on the Commencement Date except for real estate taxes not then due. Landlord shall accept such title subject only to any Space Leases and other exceptions relating to the Premises arising pursuant to the terms of this Lease and to all applicable laws, regulations and ordinances, and free of any Leasehold Mortgage and all other mortgages, liens and encumbrances which shall have been created by or resulted from acts or failures to act of Tenant. On the Closing Date, Landlord shall pay to Tenant, at any place within the United States of America designated by Tenant, the applicable Sale Price, and Tenant shall deliver to Landlord a special warranty deed conveying title to the Premises, together with such instruments as shall be necessary to transfer to Landlord or its designee any other property then required to be transferred by Tenant pursuant to this Lease. Tenant and Landlord shall pay in accordance with local custom as of the Closing Date all charges incident to such conveyance and transfer, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes which may be incurred or imposed by reason of such conveyance and transfer. Upon the completion of such sale, this Lease and all obligations hereunder shall terminate, except with respect to any obligations and liabilities of either party which are expressly intended to survive termination pursuant to the Lease.

      9.6 Notwithstanding anything to the contrary contained in this Article 9, in no event shall Tenant be required to make the deposits with Depositary during any periods that Tenant is not in Default.

                                   ARTICLE 10

                      ASSIGNMENT, SUBLETTING AND MORTGAGES

      10.1 (a) Except as provided in Section 10.1(c) and Article 22 of this Lease, Tenant shall not assign or sublet its interest in the Lease, or any part thereof, without the written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing sentence, Tenant shall have the right, without Landlord's consent, to assign the Lease to (i) an Affiliate of Tenant, (ii) a lender as security for a Leasehold Mortgage; (iii) to a purchaser with experience in owning medical office properties similar to the Premises, having a good business reputation and being willing to cause the Building(s) to be managed by an experienced property management company, which purchaser is acquiring Tenant's interest hereunder from a Leasehold Mortgagee or its title-holding nominee who has previously acquired its tenant's interest hereunder pursuant to Section 10.14 of this Lease; and (iv) in connection with a merger, consolidation or other corporate reorganization of Tenant, including the sale of all or a major portion of its assets, to the entity emerging from such process owning a major portion of such assets; provided, however, in no such event shall any such assignment under this
      Section 10.1(a) be permitted unless Tenant provides to Landlord evidence of compliance with Section 22.2 of this Lease.

            (b) If Landlord's consent to an assignment is required and Landlord consents to such assignment, subject to the terms and conditions of
      Section 22 of this Lease, Landlord shall be given 30 days advance notice of the effective date of such assignment and there shall be delivered to Landlord (i) an executed counterpart of the instrument(s) of assignment (in recordable form) of this Lease containing, INTER ALIA, the name and address of the assignee; (ii) an executed instrument of the assumption by said assignee of Tenant's obligations under this Lease first arising or accruing on or after the effective date of the assignment, such assumption to be in form and substance reasonably satisfactory to Landlord; (iii) in the case of a corporate assignee, an affidavit of the assignee or the principal officer thereof, setting forth the names and addresses of all directors and officers of the assignee; and (iv) in the case of a partnership or limited liability company assignee, an affidavit of the assignee, or general partner or managing member thereof, setting forth the names and addresses of all general partners and managing members having interests in the assignee.

            (c) Anything contained in this Lease to the contrary notwithstanding, Tenant, without the consent of Landlord, shall have the right at any time to (i) enter into Space Leases (subject to Article 22 of this Lease) and (ii) assign any and all Space Leases of the Premises as an entirety to any Leasehold Mortgagee as collateral security for the obligations of Tenant under a Leasehold Mortgage made in accordance with this Article 10.

      10.2 No assignment of this Lease or subletting of the Premises shall have any validity except upon compliance with the provisions of this Article 10 and
Article 22.

      10.3 Any consent by Landlord under Section 10.1(a) above shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining any prior consent of Landlord which may be required under this Article 10 to any further sale or assignment of this Lease or transfer of stock or subletting of the Premises as an entirety or substantially as an entirety.

      10.4 Tenant shall cause the subtenants, operators, licensees, concessionaires and other occupants of the Buildings (collectively, "Space Tenants") to comply with their obligations under their Space Leases, and/or occupancy, operating, license or concession agreements and all amendments thereto (collectively, "Space Leases"), and Tenant shall enforce with commercially reasonable diligence, subject to Unavoidable Delays, all of its rights as the landlord thereunder in accordance with the terms of each of the Space Leases.

      10.5 The fact that a violation or breach of any of the terms, provisions or conditions of this Lease results from or is caused by an act or omission by any of the Space Tenants (excluding Landlord or any Affiliate of Landlord) shall not relieve Tenant of Tenant's obligation to cure the same.

      10.6 Subject in all events to the rights of a Leasehold Mortgagee, Landlord, after an Event of Default, may collect rent and all other sums due under Space Leases and apply the net amount collected to the Rental payable by Tenant hereunder, but no such collection shall be, or be deemed to be, a waiver of any agreement, term, covenant or condition of this Lease or the acceptance by Landlord of any Space Tenants as Tenant hereunder or a release of Tenant from performance by Tenant of its obligations under this Lease.

      10.7 To secure the prompt and full payment by Tenant of the Rental and the faithful performance by Tenant of all the other terms and conditions herein contained on its part to be kept and performed, Tenant hereby assigns, transfers and sets over unto Landlord, subject to (i) Leasehold Mortgages; (ii) any collateral assignments of Space Leases made in connection with the Leasehold Mortgages, as long as this Lease shall be in effect; and (iii) the conditions hereinafter set forth, all of Tenant's right, title and interest in and to all Space Leases, and hereby confers upon Landlord, its agents and representatives a right of entry in, and sufficient possession of, the Premises to permit and insure the collection by Landlord of the Rentals and other sums payable under the Space Leases, and the exercise of the right of entry and qualified possession by Landlord shall not constitute an eviction of Tenant from the Premises or any portion thereof; provided, however, that such assignment shall become operative and effective only if (a) an Event of Default shall occur; (b) this Lease and the Term shall be cancelled or terminated pursuant to the terms, covenants and conditions hereof; or (c) there occurs repossession under a sheriff's notice or other judgment, order or decree of a court of competent jurisdiction, and then only as to such of the Space Leases that Landlord may elect.

      10.8 Not later than 30 days following the end of each calendar year during the Term, Tenant shall deliver to Landlord a schedule of all Space Leases affecting the Premises. The schedule of Space Leases shall include the names of all Space Tenants, a description of the space sublet, expiration dates, rentals, pass-throughs, options, special provisions and any such additional information that Landlord may reasonably request. Tenant shall furnish Landlord with true copies of all Space Leases promptly after execution.

      10.9 All Space Leases shall be in writing and provide that (a) they are subject and subordinate to this Lease; (b) the Space Tenants will not pay rent or other sums under the Space Leases with Tenant for more than one month in advance; and (c) at Landlord's option on the termination of this Lease pursuant to Article 23, the Space Tenants will attorn to, or enter into a direct Space Lease on identical terms with, Landlord for the balance of the unexpired term of the Space Lease.

      10.10 (a) Landlord, for the benefit of any bona fide Space Tenant (for purposes of this Section, "bona fide" shall mean that such Space Tenant will pay fair market Rental), upon the request of Tenant, shall recognize the Space Tenant as the direct tenant of Landlord upon the termination of this Lease pursuant to any of the provisions of Article 23 if each Leasehold Mortgagee shall have agreed in writing substantially to the effect that it will not join the Space Tenant as a party defendant in any foreclosure action or proceeding which may be instituted or taken by the Leasehold Mortgagee, nor evict the Space Tenant from the portion of the Premises demised to it, except by reason of the Space Tenant's default under its Space Lease, nor affect any of Space Tenant's rights under its Space Lease, by reason of any default under its Leasehold Mortgage; provided, however, that at the time of the termination of this Lease (x) no Default exists under the Space Tenant's Space Lease which would then permit the landlord thereunder to terminate the Space Lease or to exercise any dispossession remedy provided for therein, and (y) the Space Tenant delivers to Landlord an instrument confirming the agreement of the Space Tenant to attorn to Landlord and to recognize Landlord as the Space Tenant's landlord under the Space Lease, which instrument shall provide that neither Landlord nor anyone claiming by, through or under Landlord shall be:

            (1) liable for any act or omission of any prior landlord under the Space Lease (including, without limitation, the then landlord);

            (2) subject to any offsets, claims or defenses which the Space Tenant may have against any prior landlord (including, without limitation, the then landlord);

            (3) bound by any payment of rent which the Space Tenant might have made for more than one month in advance to any prior landlord under the Space Lease (including, without limitation, the then landlord);

            (4) bound by any covenant to undertake or complete any construction of the Premises or any portion thereof demised by said Space Lease; or

            (5) bound by any obligation to make any payment to the Space Tenant.

            (b) If a Space Tenant entitled to such recognition shall so request, Landlord shall execute and deliver an agreement, in form and substance reasonably satisfactory to Landlord, Tenant and such Space Tenant, confirming that, subject to the provisions of clauses (x) and (y) of
      Section 10.10(a), such Space Tenant is entitled to such recognition.

      10.11 Landlord's interest in this Lease, as the same may be modified, amended or renewed, shall not be subject or subordinate to (a) any Leasehold Mortgage now or hereafter placed upon Tenant's interest in this Lease, or (b) any other liens or encumbrances hereafter affecting Tenant's interest in this Lease.

      10.12 No Leasehold Mortgage shall be valid or of any force or effect unless and until (a) a true copy of the original of each instrument creating and effecting such Leasehold Mortgage, certified by the Leasehold Mortgagee to be a true copy of such instrument, and written notice containing the name and post office address of the Leasehold Mortgagee shall have been delivered to Landlord, and (b) the Leasehold Mortgage shall contain in substance the following provisions:

                  (i) This mortgage is executed upon the condition that no
            purchaser at any foreclosure sale (or purchaser by deed-in-lieu of foreclosure) shall acquire any right, title or interest in or to the lease hereby mortgaged, unless the purchaser, or the person, firm, corporation or other entity to whom or to which such purchaser's right has been assigned, in the instrument transferring to such purchaser or to such assignee the interest of tenant under the lease hereby mortgaged, shall assume and agree to perform all of the terms, covenants and conditions of that lease thereafter to be observed or performed on the part of such tenant, that no further or additional mortgage or assignment of the lease hereby mortgaged shall be made except in accordance with the provisions contained in Article 10 of that lease, and that a duplicate original of said instrument containing such assumption agreement, duly executed and acknowledged by such purchaser or such assignee and in recordable form, is delivered to landlord under the hereby mortgaged lease immediately after the consummation of such sale, or, in any event, prior to taking possession of the premises demised thereby.

                  (ii) In the event of foreclosure, the mortgagee shall not
            name, in such foreclosure action or otherwise, and in any event shall not disturb the possession or right to possession (except for default) of, any Space Tenant of the tenant under the lease hereby mortgaged who are bona fide Space Tenants under Section 10.10(a) of such lease and are not Affiliates of Tenant.

                  (iii) This mortgage and all rights of the mortgagee hereunder are, without the necessity for the execution of any further documents, subject and subordinate to the rights of the landlord under the lease hereby mortgaged, as said lease may have been previously modified, amended or renewed with the consent of the mortgagor or its predecessors in interest, or may hereafter be modified, amended or renewed with the consent of the mortgagee. Nevertheless, the holder of this mortgage agrees from time to time upon request and without charge to execute, acknowledge and deliver any instruments reasonably requested by the landlord under the lease to evidence the foregoing subordination.

      10.13 (a) If Tenant shall mortgage this Lease in compliance with the provisions of Sections 10.11 and 10.12, Landlord shall give to each Leasehold Mortgagee, at the address of such Leasehold Mortgagee set forth in the notice mentioned in Section 10.12 hereof, and otherwise in the manner provided by Article 24, a copy of each notice of Default by Tenant at the same time as and whenever any such notice of Default shall thereafter be given by Landlord to Tenant, and no such notice of Default by Landlord shall be deemed to have been duly given to Tenant unless and until a copy thereof shall have been so given to each Leasehold Mortgagee. Each Leasehold Mortgagee (i) shall thereupon have a period of ten days more in the case of a Default in the payment of Base Rent or other Rental and 20 days more in the case of any other Default, after such notice is given to Leasehold Mortgagee, for remedying the Default or causing the same to be remedied or causing action to remedy a Default mentioned in
      Section 23.1(c) to be commenced than is given Tenant after such notice is given to it; and (ii) shall, within such period and otherwise as herein provided, have the right to remedy such Default, cause the same to be remedied or cause action to remedy a Default mentioned in Section 23.1(c) to be commenced. Landlord shall accept performance by a Leasehold Mortgagee of any covenant, condition or agreement on Tenant's part to be performed hereunder with the same force and effect as though performed by Tenant, so long as such performance is made in accordance with the terms and provisions of this Lease.

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

            (b) Notwithstanding the provisions of Section 10.13(a) hereof, no Default by Tenant or Event of Default shall be deemed to exist as long as a Leasehold Mortgagee, in good faith, (i) shall have commenced or caused to be commenced to cure promptly the Default or Event of Default and continuously prosecutes or causes to be prosecuted the same to completion with reasonable diligence and continuity, subject to Unavoidable Delays, which for the purposes of this Section 10.13(b) shall include causes beyond the control of Tenant; or (ii) if possession of the Premises or any part thereof is required in order to cure the Default or Event of Default, shall have notified Landlord of its intention to institute foreclosure proceedings to obtain possession directly or through a receiver, and thereafter within 30 days after the giving of such notice commences such foreclosure proceedings, prosecutes such proceedings with reasonable diligence and continuity (subject to Unavoidable Delays) and, upon obtaining such possession, commences promptly to cure the Default or Event of Default and prosecutes the same to completion with reasonable diligence and continuity (subject to Unavoidable Delays); provided that the Leasehold Mortgagee shall have delivered to Landlord, in writing, its agreement to take the action described in clause (i) or (ii) herein and shall have assumed the obligation to cure the Default or Event of Default, and that during the period in which such action is being taken (and any foreclosure proceedings are pending), all of the other obligations of Tenant under this Lease are being duly performed (including, without limitation, payment of all Rental due hereunder) within any applicable grace periods. Notwithstanding anything herein to the contrary, a Leasehold Mortgagee shall have no obligation to cure any Default of Tenant's under Sections 23.1(d)-(g) of this Lease. However, at any time after the delivery of the aforementioned agreement, the Leasehold Mortgagee may notify Landlord, in writing, that it has relinquished possession of the Premises or that it will not institute foreclosure proceedings or, if such proceedings have been commenced, that it has discontinued them, and, in such event, the Leasehold Mortgagee shall have no further liability under such agreement from and after the date it delivers such notice to Landlord (except for any obligations assumed by the Leasehold Mortgagee and accruing prior to the date it delivers such notice), and, thereupon, Landlord shall have the unrestricted right to terminate this Lease and to take any other action it deems appropriate by reason of any Default by Tenant, and upon any such termination the provisions of Section 10.13 shall apply. Anything contained in this
      Section 10.13(b) to the contrary notwithstanding, the provisions of this
      Section 10.13(b) shall not apply in the case of a Leasehold Mortgagee which is not an Institutional Lender unless such Leasehold Mortgagee shall provide Landlord with security for the performance of the assumed obligation in amount and form reasonably satisfactory to Landlord during the period that such Leasehold Mortgagee is taking the required action to cure the Default or Event of Default.

            (c) From and after the date upon which Landlord receives the notice mentioned in Section 10.12(a), it shall not modify or amend this Lease in any material respect or cancel or terminate this Lease other than as provided herein without the prior written consent of the Leasehold Mortgagee which gave such notice.

            (d) Except as provided in Section 10.13(b), no Leasehold Mortgagee shall become liable under the provisions of this Lease unless and until such time as it becomes the owner of the leasehold estate created hereby.

10.14 (a) In case of termination of this Lease by reason of any Event of Default or for any other reason, Landlord, subject to the provisions of
Section 10.13(a) hereof, shall give prompt notice thereof to each Leasehold Mortgagee under a Leasehold Mortgage made in compliance with the provisions of Sections 10.11 and 10.12, which notice shall be given at the address of such Leasehold Mortgagee set forth in the notice mentioned in Section 10.12 hereof. Landlord, on written request of such Leasehold Mortgagee made any time within 30 days after the giving of such notice by Landlord, shall execute and deliver a new lease of the Premises to the Leasehold Mortgagee, or its designee or nominee, for the remainder of the Term, upon all the covenants, conditions, limitations and agreements herein contained; provided that the Leasehold Mortgagee shall pay to Landlord, simultaneously with the delivery of such new lease, all unpaid Rental due under this Lease up to and including the date of the commencement of the term of such new lease and all expenses, including, without limitation, attorneys' fees and disbursements and court costs, incurred by Landlord in connection with the Default by Tenant, the termination of this Lease and the preparation of the new lease.

            (b) Any such new lease and the leasehold estate thereby created, subject to the same conditions contained in this Lease, shall continue to maintain the same priority as this Lease with regard to any Leasehold Mortgage or Fee Mortgage or any other lien, charge or encumbrance whether or not the same shall then be in existence.

            (c) Upon the execution and delivery of a new lease under this
      Section 10.14, all Space Leases that theretofore may have been assigned to Landlord thereupon shall be assigned and transferred, without recourse, by Landlord to the tenant named in such new lease. Between the date of termination of this Lease and the date of execution and delivery of the new lease, if a Leasehold Mortgagee shall have requested such new lease as provided in paragraph (a) of this Section 10.14, Landlord shall not enter into any new Space Leases, cancel or modify any then-existing Space Leases or accept any cancellation, termination or surrender thereof (unless such termination shall be effected as a matter of law on the termination of this Lease) without the written consent of the Leasehold Mortgagee, except as permitted in the Space Leases.

            (d) Anything contained in this Section 10.14 to the contrary notwithstanding, a Leasehold Mortgagee shall have no obligation to cure any Default of Tenant under Sections 23.1(d)-(h) of this Lease.

      10.15 If there is more than one Leasehold Mortgage, Landlord shall recognize only the Leasehold Mortgagee whose Leasehold Mortgage is senior in lien as the Leasehold Mortgagee entitled to the rights afforded by Sections 10.12, 10.13 and 10.14.

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

                                   ARTICLE 11

                                     REPAIRS

      11.1 Tenant shall take good care of the Premises, including, without limiting the generality of the foregoing, all Equipment, roofs, foundations and appurtenances thereto, all vaults and all water, sewer and gas connections, pipes and mains which service the Premises (to the extent located on the Land) and which neither City nor a utility company is obligated to repair and maintain, and shall put, keep and maintain the Buildings in good and safe order and working condition, and make all repairs therein and thereon, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, necessary to keep the same in good and safe order and working condition and to comply with all applicable Requirements, howsoever the necessity or desirability therefor may occur, and whether or not necessitated by wear and tear, obsolescence or defects, latent or otherwise. The necessity and adequacy of repairs made shall be measured by standards, which are appropriate for City buildings of similar age, construction and use. Tenant shall not commit or suffer, and shall use all reasonable precaution to prevent, waste, damage or injury to the Premises. When used in this Lease, the term "repairs" shall include all alterations, additions, installations, replacements, removals, renewals and restorations. All repairs made by Tenant shall be at least equal in quality and class to the original work and shall be made in compliance with all Requirements, as then in force.

      11.2 Landlord agrees to maintain the Hospital Property in good condition and repair at all times during the Term in accordance with standards not less than the standards by which the Hospital Property was maintained as of the Commencement Date. Except as otherwise provided in this Lease, Landlord shall not be required to furnish any services, utilities or facilities whatsoever to the Premises, nor shall Landlord have any duty or obligation to make any alteration, change, improvement, replacement, restoration or repair to the Buildings or any other improvement presently or hereafter located on the Land. Tenant assumes the full and sole responsibility for the condition, operation, repair, alteration, improvement, replacement, maintenance and management of the Premises.

                                   ARTICLE 12

                       CHANGES, ALTERATIONS AND ADDITIONS

      1.1 Tenant shall not demolish, replace or materially alter the Buildings, or any part thereof, or make any addition thereto, whether voluntarily or in connection with a repair or Restoration required by this Lease (collectively, "Capital Improvement"), without the consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), if the cost of such Capital Improvement (i) exceeds $100,000 or (ii) if, in the reasonable judgment of Landlord and Tenant, the Capital Improvement will adversely affect (a) the structural integrity or physical appearance of the Buildings, (b) the provision of services, including utilities, to the Buildings or (c) any common areas of the Buildings visible from the exterior thereof. If either subparagraph (i) or
(ii) above is applicable, Tenant shall submit to Landlord a written request along with detailed plans and specifications in form and content reasonably acceptable to Landlord and

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

shall not proceed to construct such Capital Improvement until the consent of Landlord is obtained (which consent shall be deemed to have been given if Landlord does not transmit its disapproval to the construction of the proposed Capital Improvement within ten days of Tenant's request therefor; provided, however, that such consent, if requested, shall contain a conspicuous statement to the effect that said consent shall be deemed given if no response is received within said ten-day period). In addition, Tenant shall comply with the following requirements:

            (a) Each Capital Improvement shall be made with reasonable diligence (subject to Unavoidable Delays) and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and the Requirements. No Capital Improvement shall impair the safety or structural integrity of the Buildings.

            (b) The cost of each Capital Improvement shall be paid in cash or its equivalent, so that the Premises and the assets of Landlord shall (subject to the provisions of Section 16.2) at all times be free of liens for work, services, labor and materials supplied or claimed to have been supplied to the Premises. No such Capital Improvement shall be commenced until Landlord, in its reasonable discretion, has determined that Tenant has the financial capability to cause said Capital Improvement to be completed in accordance with this Lease.

            (c) Capital Improvement shall be undertaken until Tenant shall have procured and paid for, insofar as the same may be required from time to time, all permits and authorizations of all Governmental Authorities for such Capital Improvement. Landlord shall not unreasonably refuse to join in the application for such permit or authorization, provided it is made without cost, liability, obligation or expense to Landlord. Copies of all required permits and authorizations, certified to be true copies thereof by Tenant, shall be delivered to Landlord prior to the commencement of any Capital Improvement.

            (d) Each Capital Improvement shall be deemed to have been substantially completed when Tenant shall furnish Landlord with (i) a certificate from a licensed professional engineer or registered architect certifying that such Capital Improvement has been completed substantially in accordance with the final plans therefor; (ii) a true copy, if available, of the Certificates of Occupancy for such Capital Improvement; and (iii) a complete set of as-built drawings and a survey (if applicable) of such Capital Improvement.

            (e) Notwithstanding anything to the contrary contained in this
      Article 12, Landlord's consent shall not be required for any Capital Improvement undertaken by a Space Tenant in connection with a Space Lease if the Capital Improvement does not adversely affect (a) the structural integrity or physical appearance of the Buildings, (b) the provision of services, including utilities, to the Buildings or (c) any common areas of the Buildings visible from the exterior thereof.

                                   ARTICLE 13

                     REQUIREMENTS OF PUBLIC AUTHORITIES AND
                     OF INSURANCE UNDERWRITERS AND POLICIES

      13.1 Tenant shall promptly comply with any and all applicable present and future laws, rules, orders, ordinances, directives, authorities regulations, statutes, requirements, codes, orders, permits and authorizations, without regard to the nature of the work required to be done or other Governmental Authorities now existing or hereafter created, of any and all of their departments, agencies, authorities and bureaus and of any applicable fire-rating bureau or other body exercising similar functions (collectively, "Requirements") affecting the Premises or, to the extent included in the Premises, any sidewalk comprising a part or in front thereof and/or any vault in or under the same, or requiring the removal of any encroachment, or affecting the maintenance, use or occupation of the Premises, whether or not the same involve or require any structural changes or additions in or to the Premises, and without regard to whether or not such changes or additions are required on account of any particular use to which the Premises or any part thereof may be put. Tenant also shall comply with any and all provisions and requirements of any document of record or casualty, liability or other insurance policy required to be carried by Tenant under the provisions of this Lease.

      13.2 Tenant shall have the right to contest the validity of any Requirement or the application thereof. During such contest, compliance with any such contested Requirement may be deferred by Tenant upon the condition that, before instituting any such proceedings, Tenant shall furnish to Landlord a surety company bond or a cash deposit in any amount satisfactory to Landlord or other security satisfactory to Landlord, securing compliance with the contested Requirement and payment of all interest, penalties, fines, fees and expenses in connection therewith. Any such proceedings instituted by Tenant shall begin as soon as is reasonably possible after the issuance of any such contested matters and shall be prosecuted to final adjudication with reasonable dispatch. Notwithstanding the foregoing, Tenant promptly shall comply with any such Requirement, and compliance shall not be deferred if, (i) in Landlord's reasonable estimation, at any time the Premises, or any part thereof, shall be in danger of being forfeited, lost, adversely affected or impaired; (ii) such noncompliance shall cause Landlord to be in default under any Fee Mortgage; or
(iii) Landlord shall be in danger of being subject to criminal and/or civil liability or penalty by reason of noncompliance therewith. Landlord shall cooperate with Tenant in any such contest to such extent as Tenant may reasonably request, it being understood, however, that Landlord shall not be subject to any liability for the payment of any costs or expenses in connection with any proceedings brought by Tenant.

                                   ARTICLE 14

                                    EQUIPMENT

      14.1 During the last ten years of the Term, Tenant shall not have the right, power or authority to, and shall not, remove any Equipment from the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, unless such Equipment is promptly replaced by Equipment of at least equal utility and value without regard for depreciation. Tenant, however, without Landlord's consent, may remove Equipment at any time and from time to time for repairs, cleaning or other servicing, provided that Tenant shall return or reinstall same to or in the Premises with reasonable diligence.

      14.2 Tenant shall keep all Equipment in good order and repair and shall replace the same when necessary with items of at least equal utility and value as of the date such Equipment was originally installed at the Premises.

                                   ARTICLE 15

                            DISCHARGE OF LIENS; BONDS

      15.1 Except for any Leasehold Mortgage, Space Leases or assignment of leases and/or rents or any security interests in Equipment collateral to a Leasehold Mortgage, Tenant shall not create or cause to be created any lien, encumbrance or charge upon Tenant's leasehold estate in the Premises or any part thereof or upon the income therefrom. Tenant shall not create or cause to be created any lien, encumbrance or charge upon any assets of Landlord or upon the estate, rights or interest of Landlord in the Premises or any part thereof.

      15.2 If any mechanics', laborers' or materialmen's or any other lien, charge or encumbrance at any time shall be filed against the Premises or any part thereof, or against any assets of Landlord, then Tenant, within 30 days after actual notice of the filing thereof, or such shorter period as may be required by statute or by any Leasehold Mortgagee or Fee Mortgagee, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged of record within the period aforesaid, and if such lien shall continue for an additional ten days after notice by Landlord to Tenant, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same of record, or Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienholder and to pay the amount of the judgment in favor of the lienholder with interest, costs and allowances. Any amount so paid by Landlord, including all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the Interest Rate, from the respective dates of Landlord's making of the payment or incurring of the costs and expenses, shall constitute Rental payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Notwithstanding the foregoing provisions of this
Section 15.2, Tenant shall not be required to discharge of record any such lien if Tenant is in good faith contesting the same and has furnished a cash deposit, an irrevocable letter of credit or a surety bond or other such security reasonably satisfactory to Landlord in an amount sufficient to pay 150% of such lien along with all interest and penalties thereon.

      15.3 Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of materials that would give rise to the filing of any lien against the Premises or any part thereof or any assets of Landlord. Notice is hereby given, and Tenant shall cause all Construction Agreements to provide that, to the extent enforceable under applicable law, Landlord shall not be liable for any work performed or to be performed at the Premises for Tenant or any Space Tenant or for any materials furnished or to be furnished at the Premises for any of the foregoing, and that no mechanics' or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the Premises or any part thereof, or any assets of Landlord.

      15.4 Tenant shall have no power to do any act or make any contract, which may create or be the foundation for any lien, charge, mortgage or other encumbrance upon the estate or assets of Landlord or of any interest of Landlord in the Premises.

                                   ARTICLE 16

                               NO REPRESENTATIONS

      16.1 TENANT ACKNOWLEDGES THAT TENANT IS FULLY FAMILIAR WITH THE PREMISES, THE PHYSICAL CONDITION THEREOF AND THE ITEMS SET FORTH IN EXHIBIT C. TENANT ACCEPTS THE PREMISES IN THE EXISTING CONDITION AND STATE OF REPAIR IN AN "AS-IS," "WHERE-IS" CONDITION, WITH ALL FAULTS, AND, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS LEASE, NO REPRESENTATIONS, STATEMENTS OR WARRANTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, HAVE BEEN MADE BY OR ON BEHALF OF LANDLORD IN RESPECT OF THE PREMISES, THE STATUS OF TITLE THEREOF, THE PHYSICAL CONDITION THEREOF, THE ZONING OR OTHER LAWS, REGULATIONS, RULES AND ORDERS APPLICABLE THERETO, ANY IMPOSITIONS OR THE USE THAT MAY BE MADE OF THE PREMISES, THAT TENANT HAS RELIED ON NO SUCH REPRESENTATIONS, STATEMENTS OR WARRANTIES, AND THAT LANDLORD SHALL IN NO EVENT WHATSOEVER BE LIABLE FOR ANY LATENT OR PATENT DEFECTS IN THE PREMISES.

      16.2 Landlord will deliver possession of the Premises on the Commencement Date subject to any tenancies set forth in Exhibit C.

                                   ARTICLE 17

                 LANDLORD NOT LIABLE FOR INJURY OR DAMAGE, ETC.

      17.1 Landlord shall not in any event whatsoever be liable for any injury or damage to Tenant or to any other Person happening in, on or about the Premises and its appurtenances, nor for any injury or damage to the Premises or to any property belonging to Tenant or any other Person which may be caused by any fire or breakage or by any other cause whatsoever or by the use, misuse or abuse of the Buildings (including, but not limited to, any of the common areas within the Building, Equipment, elevators, hatches, openings, installations, stairways, hallways or other common facilities) or the streets or sidewalk area within the Premises or which may arise from any other cause whatsoever, unless caused by the wilful misconduct of Landlord, its officers, agents, employees or licensees.

      17.2 Landlord shall not be liable to Tenant or to any other Person for any failure of water supply, gas, telephone, electric current or other utility service, nor for any injury or damage to any property of Tenant or of any other Person or to the Premises caused by or resulting from gasoline, oil, steam, gas or electricity or hurricane, tornado, flood, wind or similar storms or disturbances, or water, rain, sleet, ice or snow which may leak or flow from the street, sewer, gas mains or subsurface area or from any part of the Premises, or leakage of gasoline or oil from pipes, storage tanks, appliances, sewers or plumbing works therein, or from any other place or from any other cause, nor for interference with light or other incorporeal hereditaments by anybody, or caused by any public or quasi-public work, unless any of the foregoing results from the wilful misconduct of Landlord, its officers, agents, employees or licensees.

                                   ARTICLE 18

                                 INDEMNIFICATION

      18.1 Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord to any liability or responsibility for injury, damage to Persons or property, or to any liability by reason of any violation of law or of any Requirement, and shall exercise such control over the Premises so as to fully protect Landlord against any such liability. Tenant shall, except with respect to Landlord's negligence or wilful misconduct, indemnify, defend and save Landlord and any agent, beneficiary, contractor, director, employee, lessor, mortgagee, officer, parent, partner, shareholder and trustee of Landlord (each a "Tenant Indemnified Party") harmless from and against any and all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including, without limitation, engineers', architects' and reasonable attorneys' fees, court costs and disbursements, which may be imposed upon or incurred by or asserted against any Tenant Indemnified Party by any Person (other than a Tenant Indemnified Party) by reason of any of the following occurring during or after (but attributable to a period of time falling within) the Term:



            (a) any work or thing done in, on or about the Premises or any part thereof;

            (b) any use, nonuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Premises or any part thereof or of any sidewalk, curb or vault adjacent thereto;

            (c) any accident, injury (including death at any time resulting therefrom) or damage to any Person or property occurring in, on or about the Premises or any part thereof or in, on or about any sidewalk, curb or vault adjacent thereto;

            (d) any failure on the part of Tenant to pay Rental or to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on Tenant's part to be performed or complied with;

            (e) any lien or claim which may be alleged to have arisen against or on the Premises, or any lien or claim which may be alleged to have arisen out of this Lease and created or permitted to be created by Tenant against any assets of Landlord under the laws of the State of

      Illinois or of any other Governmental Authority, or any liability which may be asserted against Landlord with respect thereto;

            (f) any failure on the part of Tenant to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in the Construction Agreements, Space Leases or other contracts and agreements affecting the Premises on Tenant's part to be kept, observed or performed; and

            (g) any contest permitted pursuant to the provisions of Articles 4, 13 and 15 hereof.

      18.2 Landlord shall not do or permit any act or thing to be done upon the Hospital Property which may subject Tenant to any liability or responsibility for injury, damage to Persons or property, or to any liability by reason of any violation of law or of any Requirement, and shall exercise such control over the Hospital Property so as to fully protect Tenant against any such liability. Landlord shall, except with respect to Tenant's negligence or wilful misconduct, indemnify, defend and save Tenant and any agent, beneficiary, contractor, director, employee, lessor, mortgagee, officer, parent, partner, shareholder and trustee of Landlord (each a "Landlord Indemnified Party") harmless from and against any and all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including, without limitation, engineers', architects' and reasonable attorneys' fees, court costs and disbursements, which may be imposed upon or incurred by or asserted against any Landlord Indemnified Party by any Person (other than a Landlord Indemnified Party) by reason of any of the following occurring during or after (but attributable to a period of time falling within) the Term:

            (a) any work or thing done in, on or about the Hospital Property or any part thereof;

            (b) any use, nonuse, possession, occupation, alteration, repair, condition, operation, maintenance or management of the Hospital Property or any part thereof or of any sidewalk, curb or vault adjacent thereto;

            (c) any accident, injury (including death at any time resulting therefrom) or damage to any Person or property occurring in, on or about the Hospital Property or any part thereof or in, on or about any sidewalk, curb or vault adjacent thereto;

            (d) any failure on the part of Landlord to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on Landlord's part to be performed or complied with;

            (e) any lien or claim which may be alleged to have arisen against or on the Hospital Property, or any lien or claim which may be alleged to have arisen out of this Lease and created or permitted to be created by Landlord against any assets of Tenant under the laws of the State of Illinois or of any other Governmental Authority, or any liability which may be asserted against Tenant with respect thereto; and

            (f) any failure on the part of Landlord to keep, observe and perform any of the terms, covenants, agreements, provisions, conditions or limitations contained in any contracts and agreements affecting the Premises on Landlord's part to be kept, observed or performed.

      18.3 The obligations of the parties under this Article 18 shall not be affected in any way by the absence in any case of covering insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under insurance policies affecting the Premises, the Hospital Property or any part thereof.

      18.4 If any claim, action or proceeding is made or brought against any Tenant Indemnified Party or Landlord Indemnified Party against which either is indemnified pursuant to Sections 18.1 and 18.2 hereof, then, upon demand, Landlord or Tenant, as applicable, shall resist or defend such claim, action or proceedings in its name, if necessary, by the attorneys for the applicable party's insurance carrier (if such claim, action or proceeding is covered by insurance), otherwise by such attorneys as such party shall approve, which approval shall not be unreasonably withheld or delayed. The foregoing notwithstanding, either party may engage its own attorneys to defend it or to assist in its defense, and the other party shall pay the reasonable fees and disbursements of such attorneys.

      18.5 The provisions of this Article 18 shall survive the Expiration Date with respect to any liability, suit, obligation, fine, damage, penalty, claim, cost, charge or expense arising out of or in connection with any matter which is the subject of indemnification under this Article 18.



                                   ARTICLE 19

                               RIGHT OF INSPECTION

      19.1 Tenant shall permit Landlord and Landlord's agents or representatives to enter the Premises at all reasonable times (subject to the reasonable requirements of Space Tenants) for the purpose of (a) inspecting the Premises;
(b) performing Landlord's obligations or enforcing Landlord's rights hereunder;
(c) determining whether or not Tenant is in compliance with its obligations hereunder; and (d) in the case of an emergency (i.e., a condition presenting imminent danger to the health or safety of Persons or to property), or following an Event of Default, making any necessary repairs to the Premises and performing any work therein, provided that in the case of an emergency Landlord shall make a reasonable attempt to communicate with Tenant to alert Tenant to the necessary repair.

      19.2 Nothing in this Article 19 or elsewhere in this Lease shall imply any duty upon the part of Landlord to do any work, and performance of any work by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord, during the progress of any such work, may keep and store at the Premises, subject to the reasonable requirements of any Space Tenant, all necessary materials, tools, supplies and equipment. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any Space Tenant by reason of making such repairs or the performance of any such work or on account of bringing materials, tools, supplies and equipment into the Premises during the course thereof and the obligations of Tenant under this Lease shall not be affected thereby. To the extent that Landlord undertakes such work or repairs and such work or repairs shall require interruption of any services to or access of any Space Tenant or the entry into any space covered by a Space Lease, such work or repairs shall be commenced and completed with reasonable diligence, subject to Unavoidable Delays, and in such a manner as not to unreasonably interfere with the conduct of business in such space.

                                   ARTICLE 20

                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

      20.1 If Tenant at any time shall fail to pay any Imposition in accordance with the provisions hereof, or to take out, pay any insurance premiums for, maintain or deliver any of the insurance policies in the manner provided for herein, or shall fail to pay any Rental hereunder as and when due, or to keep, observe or perform any covenant or any other act on its part required to be made or performed hereunder, or then at any time after furnishing not less than 30 days' prior notice to Tenant of any Event of Default (or, in the case of an emergency or an Event of Default which, in Landlord's reasonable judgment, is likely to cause a forfeiture of Landlord's interest in the Premises, upon not less than five days' prior notice to Tenant), Landlord, without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or waiving or releasing any rights of Landlord hereunder, at law or in equity, may (but shall be under no obligation to) pay any Imposition, insurance premium, item of Rental or any other sums, costs, expenses, charges, payments or deposits payable by Tenant hereunder, or perform any other act on Tenant's part required to be made or performed as provided in this Lease, and may enter upon the Premises for such purpose and take all such action thereon as may be necessary therefor.

      20.2 All sums paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such obligation, together with interest thereon at the Interest Rate from the respective dates of Landlord's making of each such payment or incurring of each such sum, cost, liability, expense, charge, payment or deposit until the date of actual repayment to Landlord, shall be paid by Tenant to Landlord on demand as Rental. Any payment or performance by Landlord pursuant to the foregoing provisions of this Article 20 shall not be nor be deemed to be a waiver or release of breach or default of Tenant with respect thereto or of the right of Landlord to terminate this Lease, institute summary proceedings and/or take such other action as may be permissible hereunder, at law or in equity if an Event of Default by Tenant shall have occurred. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep insurance in force as aforesaid to the amount of the insurance premium or premiums not paid, but Landlord also shall be entitled to recover, as damages for such breach, the uninsured amount of any loss and damage and the costs and expenses of suit, including, without limitation, reasonable attorneys' fees and disbursements, suffered or incurred by reason of damage to or destruction of the Premises or any part thereof, which damage or destruction was required to be insured against hereunder.

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

                                   ARTICLE 21

                             NO ABATEMENT OF RENTAL

      Except as may be otherwise expressly provided herein, there shall be no abatement, diminution or reduction of Rental payable by Tenant hereunder or of the other obligations of Tenant hereunder under any circumstances. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

                                   ARTICLE 22

                           PERMITTED USE: NO UNLAWFUL
                      OCCUPANCY; OPERATION OF THE PREMISES

      22.1 Subject to the provisions of this Lease, including Section 10 hereof, Tenant and any Space Tenants shall be permitted to occupy the Premises for medical office uses only and for no other use or purpose (the "Permitted Use"). Except for any Space Tenants existing as of the date hereof, no part of the Premises shall be leased by Tenant to any individual who is not on the medical staff of the Hospital, or to any entity whose majority ownership interest is held by owners, shareholders, partners or members that are not on the medical staff of the Hospital (the "Restricted Tenants"). Notwithstanding the previous two sentences, Tenant may enter into Space Leases with Space Tenants for uses which are not Permitted Uses and with Restricted Tenants, so long as the aggregate rentable square footage leased to such tenants is not more than five percent (5%) of the rentable square footage of the Buildings (the "Restriction Threshold") as reasonably calculated by Landlord in accordance with BOMA Standards; provided, however, if the occupancy rate (that being the percentage determined by dividing the rentable square footage leased to Space Tenants by rentable square footage of the Building) in the Building is less than 90%, then the Restriction Threshold shall increase one percentage point for every two percentage points that the occupancy rate is below 90%. For example purposes only, if the occupancy rate is 84%, then the Restriction Threshold shall be increased to eight percent (8%).

      22.2 Tenant covenants that it shall all times provide management services for the Premises throughout the Term in a professional and competent manner.

      22.3 Tenant shall not use or occupy the Premises or any part thereof or, to the best knowledge of Tenant, permit or suffer the Premises or any part thereof to be used or occupied for any unlawful business, use or purpose or in such manner as to constitute in law or in equity a nuisance of any kind (public or private), or for any use which might adversely affect the reputation of Landlord or for any dangerous or noxious trade or business or for any purpose or in any way in violation of applicable laws for the Premises in effect from time to time during the Term or of any Requirement, or which may make void or voidable any insurance then in force on the Premises. Tenant shall take, immediately upon the discovery of any such prohibited use, all necessary steps, legal, equitable and otherwise, to

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

compel the discontinuance of such use, and Tenant shall exercise all of its rights and remedies against any Space Tenants guilty of such use.

      22.4 Tenant shall not use or occupy the Premises or any part thereof, or knowingly permit or suffer the Premises or any part thereof to be used or occupied for a "Competitive Activity" (as hereinafter defined); provided however, that this restriction on Competitive Activities shall not apply to existing Space Tenants (including extensions, renewals, expansions, contractions, amendments or other modifications to such Space Tenant's leases) that are not currently performing such Competitive Activities and to the extent that such Space Tenant's leases do not contain similar provisions restricting Competitive Activities. For purposes of this Section 22.4, a "Competitive Activity" shall mean (but without limitation) the use of the Premises for the carrying out of the following medical and medical-related activities and procedures: (a) computerized tomography; (b) magnetic resonance imaging; (c) any procedure involving the administration of a radio pharmaceutical for diagnosis;
(d) nuclear medicine; (e) any procedure requiring anesthesia which must be administered by an anesthesiologist or certified registered nurse or other trained anesthetist (excluding procedures performed by dentists, oral surgeons and dermatologists); (f) mammography; (g) DEXA; (h) stress testing; (i) 2-D Echo; (j) stress echo; (k) nuclear cardiology; (l) cardiac rehabilitation; (m) coronary artery scanning; and (n) cytogenetics. In addition to the foregoing, Landlord shall have the right at any time and from time to time to identify additional activities and procedures then being conducted by Landlord in a written notice to Tenant (a "Supplemental Notice") and any such activities or procedures so identified to Tenant shall thereafter become Competitive Activities and shall be prohibited in all future Space Leases entered into after the delivery of the Supplemental Notice as provided in this Section 22.4; provided that such additional activities and procedures contained in the Supplemental Notice are not commonly performed in medical office suites at the time of such Supplemental Notice. Such additional Competitive Activities described in the Supplemental Notice shall not apply to existing Space Tenants (including extensions, renewals, expansions, contractions, amendments or other modifications to such Space Tenant's leases) that are not currently performing such additional Competitive Activities and to the extent that such Space Tenant's leases do not contain similar provisions restricting such additional Competitive Activities. Notwithstanding anything to the contrary contained in this Article 22, Landlord shall have the sole and exclusive right to consent to the use of any part of the Premises for a Competitive Activity, and in considering whether to permit in a given circumstance a waiver from the prohibition on Competitive Activities as contemplated hereby, Landlord agrees to consider (among other relevant factors) (i) occupancy rates, (ii) professional standards and whether such Competitive Activity is, based on custom and practice in the industry, a procedure that is routinely performed in medical office suites for the relevant medical practice, and (iii) the compatibility of the proposed Competitive Activity with typical medical office uses in other medical office buildings; provided however consenting in any one instance shall not otherwise constitute a waiver of the requirements of this Article 22. Landlord's consent shall not be unreasonably withheld, conditioned or delayed.

      Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be in violation of this Section 22.4 unless and until: (a) Tenant has actual knowledge of such unpermitted Competitive Activity, or

Tenant receives from Landlord a written notice (a "Violation Notice") that (i) describes in reasonably sufficient detail the Competitive Activity that is occurring in the Building in violation of the terms of this Section 22.4, (ii) identifies the Space Tenant that is so violating the terms of this Section 22.4, and (iii) demands that Tenant commence a forcible detainer action against such Space Tenant; and (b) Tenant fails to send to such violating Space Tenant a notice of default under its Space Lease within thirty (30) days after (i) receipt of the Violation Notice, or (ii) Tenant's receipt of actual knowledge of such unpermitted Competitive Activity; and (c) Tenant so files a forcible detainer action against such Space Tenant. Provided that Tenant files such forcible detainer action against such Space Tenant and uses its good faith efforts to obtain an order for possession, Tenant's failure to obtain an order for possession against such Space Tenant shall not result in a default by Tenant of this Lease. Landlord agrees to cooperate with Tenant in the forcible detainer action, and Landlord shall indemnify and hold Tenant harmless against any and all reasonable costs, expenses, fines, awards, liabilities, or judgments (including reasonable attorney's fees and court costs) incurred by Tenant in connection with the enforcement of the terms of this Section 22.4 and the forcible detainer action.

      22.5 Tenant shall not suffer or permit the Premises or any portion thereof to be used by the public without restriction or in such manner as might reasonably tend to impair title to the Premises or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Premises or any portion thereof.

      22.6 If any portion of the Premises shall become available for subletting or if Tenant becomes aware that any such space shall become available for subletting (the "First Offer Space"), the following procedure shall apply:

            (a) Tenant shall immediately notify Landlord in writing (the "Space Lease Notice") of the availability of the First Offer Space and the terms and conditions upon which it proposes to sublease the First Offer Space. Landlord shall have the right to lease for itself or to identify a Space Tenant ("Landlord's Designated Space Tenant") to lease the First Offer Space as hereinafter provided (the "First Offer Right").

            (b) If within 20 days after receipt of the Space Lease Notice (the "Space Lease Acceptance Notice Period") Landlord notifies Tenant in writing (the "Space Lease Acceptance Notice") that it elects to exercise the aforesaid First Offer Right upon such terms and conditions set forth in the Space Lease Notice, then Landlord (or Landlord's Designated Space Tenant) and Tenant shall execute a Space Lease in a mutually satisfactory form within 30 days after Tenant's receipt of the Space Lease Acceptance Notice sent by Landlord (the "Space Lease Execution Period"), but in no event shall a delay in the full execution of such Space Lease nullify Landlord's exercise of the First Offer Right. If Landlord does not deliver said Space Lease Acceptance Notice during the Space Lease Acceptance Notice Period or notifies Tenant that Landlord elects not to sublease the First Offer Space, then, except as hereinafter provided in this Section 22.6(b) and subject to the terms of this Lease including, but not limited to, Sections 22.1 and 22.4 hereof, Tenant shall have the right to sublease the First Offer Space to any other party ("Tenant's Designated Space Tenant") upon the same terms and conditions as set forth in the Space Lease Notice.

            (c) If Tenant and any Tenant Designated Space Tenant do not execute a Space Lease within 120 after delivery of the Space Lease Notice substantially in accordance with the terms of the Space Lease Notice, Landlord shall thereafter again have a First Offer Right and any other attendant rights as described in this Section 22.6 with respect to the subleasing of the First Offer Space. Further, if Tenant substantially modifies the basic business terms of the Space Lease from those set forth in the Space Lease Notice, then Tenant shall thereafter deliver a new Space Lease Notice with respect to the First Offer Space and Landlord shall thereafter again have a First Offer Right with respect to the First Offer Space, all in accordance with the terms hereof.

            (d) Notwithstanding anything to the contrary contained in this
      Section 22.6, in lieu of delivering the Space Lease Acceptance Notice or electing to itself sublease the First Offer Space or cause Landlord's Designated Space Tenant to sublease from Tenant the First Offer Space as provided above, Landlord shall have the right in its sole and exclusive judgment to exercise the First Offer Right at any time prior to the date which is 10 days following Landlord's receipt of Tenant's identification of the Tenant's Designated Space Tenant; provided, however, in such event Landlord shall be responsible for the financial obligations only contained in the Space Lease Notice pertaining to the First Offer Space until such time as either (i) Landlord consents to Tenant's Designated Space Tenant or a Space Tenant thereafter designated by Tenant or (ii) locates an alternate Space Tenant willing to assume the terms and conditions contained in the Space Lease Notice.

    In addition to complying with the notice provisions of Section 24.1(b) of this Lease, a copy of any notices given by Tenant to Landlord under this
    Article 22 shall also be sent to Landlord at the Hospital and marked "Attention: Chief Executive".

      22.7 If, prior to the seventh (7th) anniversary of the Commencement Date, the Hospital ceases to be used as an acute care hospital for a continuous period of 60 days (the "Hospital Cessation Period") and if, as a result, the exercise by Tenant of the rights conferred to Tenant under this Lease are materially and adversely affected, or (b) the prospects of leasing the Building to individuals on the medical staff of the Hospital are materially and adversely affected, then Tenant shall have the right to compel Landlord to repurchase the Premises and terminate this Lease as provided herein in the following manner: If Tenant is not in default under the terms of this Lease and provided the Hospital has not during the Hospital Cessation Period resumed operations as an acute care hospital, Tenant may deliver a Sale Agreement concerning the Premises to Landlord during the 60-day period commencing upon the expiration of any Hospital Cessation Period specifying the Closing Date and the Sale Price, and this Lease shall continue in full force and effect until the Closing Date. Upon a sale of the Premises pursuant this Section and the payment to Tenant of the Sale Price, Tenant shall convey the Premises to Landlord or its designee. If the Premises or any part thereof shall be purchased by Landlord pursuant to any provision of this Lease, Tenant shall transfer and convey to Landlord or its designee title in the same condition as existed on the Commencement Date except for real estate taxes not then due. Landlord shall accept such title subject only to any Space Leases and other exceptions relating to the Premises arising pursuant to the terms of this Lease and to all applicable laws, regulations and ordinances, and free of any Leasehold Mortgage and all other mortgages, liens and encumbrances which shall have been created by or resulted from acts or failures to act of Tenant. On the Closing Date, Landlord shall pay to Tenant, at any place within the United States of America designated by Tenant, the applicable Sale Price, and Tenant shall deliver to Landlord a special warranty deed conveying title to the Premises, together with such instruments as shall be necessary to transfer to Landlord or its designee any other property then required to be transferred by Tenant pursuant to this Lease. Tenant and Landlord shall pay in accordance with local custom as of the Closing Date all charges incident to such conveyance and transfer, including counsel fees, escrow fees, recording fees, title insurance premiums and all applicable federal, state and local taxes which may be incurred or imposed by reason of such conveyance and transfer. Upon the completion of such sale, this Lease and all obligations hereunder shall terminate, except with respect to any obligations and liabilities of either party which are expressly intended to survive termination pursuant to the Lease.

      22.8 Landlord agrees that, with respect to all of the buildings located on the Hospital Property as of the Commencement Date, Landlord shall not, after the date on which less than 80% of the rentable square footage at the Premises is leased (the "Occupancy Threshold") and thereafter for as long as the Occupancy Threshold is not met, convert to physician office space more than 20,000 additional square feet of space as reasonably calculated by Landlord in accordance with BOMA Standards for rental as physician office space uses; provided, however, the foregoing limitation shall not be deemed to apply to any such space in any such building which is leased for medical office uses to tenants who are Affiliates of Landlord.

      22.9 Within 30 days after Tenant's request, Landlord, to the extent and in whatever form available, shall deliver to Tenant the most current year-end financial statements, which statements shall have been reviewed or audited by an independent certified public accountant, as well as income statements of the Hospital in the form produced for Landlord's internal reporting (which may or may not be audited by an independent certified public accountant). Tenant shall use all reasonable efforts to keep the details of said financial statements strictly confidential, except as may be required in connection with any transfer of the Premises, financing or as may be required by any Leasehold Mortgagee.

      22.10 Within 15 days after Tenant's request from time to time, Landlord shall deliver to Tenant a true and correct list of all individuals on the medical staff of the Hospital.

                                   ARTICLE 23

                         EVENTS OF DEFAULT AND REMEDIES

      23.1 Each of the following events shall be an "Event of Default" by Tenant hereunder:

            (a) if Tenant shall fail to pay any installment of Base Rent within ten days after notice thereof from Landlord that such amount is past due;

            (b) if Tenant shall fail to make any other payment of Rental (other than Base Rent) required to be paid by Tenant hereunder within 20 days after notice thereof from Landlord to Tenant that such amount is past due;

            (c) if Tenant shall fail to observe or perform one or more of the other material terms, conditions, covenants or agreements of this Lease and such failure shall not be cured by Tenant within 30 days after written notice thereof by Landlord to Tenant specifying such failure (unless such failure requires work to be performed, acts to be done or conditions to be removed which cannot either by their nature or by reason of Unavoidable Delays reasonably be performed, done or removed, as the case may be, within such 30 day period, in which case no Default shall be deemed to exist as long as Tenant shall have commenced curing the same within such 30 day period and shall continuously prosecute the same to completion with reasonable diligence, subject to Unavoidable Delays);

            (d) to the extent permitted by law, if Tenant shall admit, in writing, that it is unable to pay its debts as such debts become due;

            (e) to the extent permitted by law, if Tenant shall make an assignment for the benefit of creditors;

            (f) to the extent permitted by law, if Tenant shall file a voluntary petition under Title 11 of the United States Bankruptcy Code, as amended from time to time, or if such petition is filed against Tenant and an order for relief is entered, or if Tenant shall file any petition or answer seeking, consenting to or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal Bankruptcy Code or any other present or future applicable federal, state or other statute or law, or shall seek or consent to or acquiesce to or suffer the appointment of any trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of Tenant, or of all or any substantial part of its properties or of the Premises or any interest therein of Tenant, or if Tenant shall take any corporate (or partnership) action in furtherance of any action described in Sections 23.1(d), (e) or (f) hereof (provided, however, Tenant shall not be deemed to have committed an Event of Default pursuant to this Section 23.1(f) if a Leasehold Mortgagee is curing any other Default pursuant to the second sentence of Section 10.13(a) hereof);

            (g) to the extent permitted by law, if within 60 days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed; or if, within 120 days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver, custodian, assignee, sequestrator, liquidator or other similar official of Tenant or of all or any substantial part of its properties or of the Premises or any interest therein of Tenant, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within 120 days after the expiration of any such stay, such appointment shall not have been vacated; or

            (h) if a levy under execution or attachment shall be made against Tenant or its interest in the Premises or any part thereof and such execution or attachment shall not be vacated or removed by court order, bonding or otherwise within a period of 60 days.

      23.2 If an Event of Default shall occur, Landlord may elect to proceed by appropriate judicial proceedings, either at law or in equity, to enforce the performance or observance by Tenant of the applicable provisions of this Lease and/or to recover damages for breach thereof.

      23.3 (a) If any Event of Default described in Sections 23.1(c) through (h) shall occur and Landlord, at any time thereafter, at its option, gives notice to Tenant stating that this Lease and the Term shall expire and terminate on the date specified in such notice, which date shall not be less than the applicable time period provided in Sections 23.1(c)-(h), and if, on the date specified therein, Tenant shall have failed to cure the Default which was the basis for the Event of Default, then, subject to the right on the part of any Leasehold Mortgagee to enter into a new lease of the Premises as provided in Section 10.14 of this Lease, this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate as if the date specified in the notice given pursuant to this
      Section 23.3 were the date herein definitely fixed for the expiration of the Term, and Tenant immediately shall quit and surrender the Premises and the provisions of Article 30 shall apply, but Tenant shall remain liable as hereinafter provided. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 23.1(f) or 23.1(g) hereof, or by federal or state statute, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within 120 days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease as provided in Section 23.15 hereof, then Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five days' notice to Tenant, Tenant as debtor-in-possession or said trustee, and upon the expiration of said five day period this Lease shall cease and expire as aforesaid, and Tenant, Tenant as debtor-in-possession or said

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

      trustee, as the case may be, shall immediately quit and surrender the Premises as aforesaid. Notwithstanding anything in this Article 23 or in this Lease to the contrary, in the event of a Tenant Default, Landlord agrees to use reasonable efforts to mitigate damages.

            (b) If an Event of Default described in Sections 23.1(a) or (b) shall occur, or this Lease shall be terminated as provided in Section 23.3(a), Landlord, without notice, may dispossess Tenant by summary proceedings or otherwise and the provisions of Article 30 shall apply.

      23.4 If this Lease shall be terminated as provided in Section 23.3(a) hereof and/or Tenant shall be dispossessed by summary proceedings or otherwise as provided in Section 23.3(b) hereof:

            (a) Tenant shall pay to Landlord all Rental payable by Tenant under this Lease to the date upon which this Lease and the Term shall have expired and come to an end or to the date of reentry upon the Premises by Landlord, as the case may be;

            (b) Landlord may repair and alter the Premises in such manner as Landlord may deem necessary or advisable without relieving Tenant of any liability under this Lease or otherwise affecting any such liability, and/or let or relet the Premises or any part thereof for the whole or any part of the remainder of the Term or for a longer period in Landlord's name or as agent of Tenant, and out of any rent and other sums collected or received as a result of such reletting Landlord shall: (i) first, pay to itself the cost and expense of terminating this Lease, re-entering, retaking, repossessing and repairing and/or altering the Premises, or any part thereof, and the cost and expense of removing all Persons and property therefrom, including in such costs reasonable brokerage commissions, legal expenses and attorneys' fees, court costs and disbursements; (ii) second, pay to itself the cost and expense sustained in securing any new tenants and other occupants, including in such costs reasonable brokerage commissions, legal expenses and attorneys' fees, court costs and disbursements and other expenses of preparing the Premises for reletting, and, if Landlord shall maintain and operate the Premises, the cost and expense of operating and maintaining the Premises; and (iii) third, pay to itself any balance remaining on account of the liability of Tenant to Landlord. To the extent permitted by law, Landlord in no way shall be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due on any such reletting, and no such failure to relet or collect rent shall operate to relieve Tenant of any liability under this Lease or to otherwise affect any such liability;

            (c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency (herein referred to as "Deficiency") between the Rental reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any such reletting effected pursuant to the provisions of Section 23.4(b) for any part of such period (first deducting from the rents collected under any such reletting all of the payments to Landlord described in Section 24.3(b) hereof); any such

      Deficiency shall be paid in installments by Tenant on the days specified in this Lease for payment of installments of Rental, and Landlord shall be entitled to recover from Tenant each Deficiency installment as the same shall arise, and no suit to collect the amount of the Deficiency for any installment period shall prejudice Landlord's right to collect the Deficiency for any subsequent installment period by a similar proceeding; and

            (d) whether or not Landlord shall have collected any Deficiency installments as aforesaid, Landlord shall be entitled to recover from Tenant, at any time, and Tenant shall pay to Landlord, upon Landlord's demand, in lieu of any further Deficiencies, as and for liquidated damages (it being agreed that it would be impracticable or extremely difficult to fix the actual damage) and not as a penalty or forfeiture, a sum equal to the amount by which the Rental reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to present worth at a rate of six percent (6%), less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions to Section 23.4(c) for the same period; it being agreed that before presentation of proof of such liquidated damages to any court, commission or tribunal, if the Premises or any substantial part thereof shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, PRIMA FACIE, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

      23.5 No termination of this Lease pursuant to Section 23.3(a) or (b) hereof, and no taking possession of and/or reletting the Premises, or any part thereof, pursuant to Sections 23.3(b) and 23.4(b), shall relieve Tenant of its liabilities and obligations hereunder, except as specifically provided herein, all of which shall survive such expiration, termination, repossession or reletting except as otherwise specifically provided.

      23.6 To the extent not prohibited by law, Tenant hereby waives and releases all rights now or hereafter conferred by statute or otherwise which would have the effect of limiting or modifying any of the provisions of this
Article 23. Tenant shall execute, acknowledge and deliver any instruments which Landlord may request, whether before or after the occurrence of an Event of Default, evidencing such waiver or release.

      23.7 The Rental payable by Tenant hereunder and each and every installment thereof, and all reasonable costs (including attorneys' fees, court costs and disbursements) and other expenses which may be incurred by Landlord in enforcing the provisions of this Lease or on account of any delinquency of Tenant in carrying out the provisions of this Lease shall be and hereby are declared to constitute a valid lien in favor of Landlord upon the interest of Tenant in this Lease and in the Premises.

      23.8 Suit or suits for the recovery of damages, or for a sum equal to any installment or installments of Rental payable hereunder or any Deficiencies or other sums payable by Tenant to Landlord pursuant to this

Article 23, may be brought by Landlord at any time and from time to time at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease or the Term would have expired had there been no Event of Default by Tenant and termination.

      23.9 Nothing contained in this Article 23 shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by a statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount shall be greater than, equal to or less than the amount of the damages referred to in any of the preceding Sections of this Article 23.

      23.10 No receipt of moneys by Landlord from Tenant after the termination of this Lease, or after the giving of any notice of the termination of this Lease (unless such receipt cures the Event of Default which was the basis for the notice), shall reinstate, continue or extend the Term or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rental payable by Tenant hereunder or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper remedy, except as herein otherwise expressly provided, it being agreed that after the service of notice to terminate this Lease or the commencement of any suit or summary proceedings, or after a final order or judgment for the possession of the Premises, or any part thereof or interest therein, Landlord may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such notice, proceeding, order, suit or judgment, all such moneys collected being deemed payments on account of the use and occupancy of the Premises or, at the election of Landlord, on account of Tenant's liability hereunder.

      23.11 Except as otherwise expressly provided herein or as prohibited by applicable law, Tenant hereby expressly waives the service of any notice of intention to re-enter or other notices provided for in any statute, or of the institution of legal proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant, also waives any and all right of redemption provided by any law or statute now in force or hereafter enacted or otherwise, or to restore the operation of this Lease in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of reentry or repossession by Landlord or in case of any expiration or termination of this Lease, and Landlord and Tenant waive and shall waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage. The terms "enter," "re-enter," "entry" or "reentry," as used in this Lease, are not restricted to their technical legal meaning.

      23.12 No failure by either party to insist upon the strict performance by the other party of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no payment or acceptance of full or partial Rental during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or completed with by either party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the other party. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

      23.13 In the event of any breach or threatened breach by either party of any of the covenants, agreements, terms or conditions contained in this Lease, the other party shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any rights and remedies allowed at law or in equity or by statute or otherwise, as though reentry, summary proceedings and other remedies were not provided for in this Lease.

      23.14 Each right and remedy of Landlord and Tenant provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by a party of any of one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by such party of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

      23.15 If an order for relief is entered or if a stay of proceeding or other acts becomes effective in favor of Tenant or Tenant's interest in this Lease, in any proceeding which is commenced by or against Tenant under the present or any future applicable federal Bankruptcy Code or any other present or future applicable federal, state or other statute or law, Landlord shall be entitled to invoke any and all rights and remedies available to it under such bankruptcy code, statute, law or this Lease, including, without limitation, such rights and remedies as may be necessary to adequately protect Landlord's right, title and interest in and to the Premises or any part thereof and/or adequately assure the complete and continuous future performance of Tenant's obligations under this Lease. Adequate protection of Landlord's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease shall include, without limitation, the following requirements:

            (i) that Tenant shall duly and timely comply with all of its obligations under this Lease;

            (ii) that Tenant shall pay to Landlord, on the first day of each month occurring subsequent to the entry of such order, or on the effective date of such stay, a sum equal to the amount by which the Premises diminished in value during the immediately preceding monthly period, but in no event an amount which is less than the aggregate Rental payable for such monthly period;

            (iii) that Tenant shall continue to use the Premises in the manner required by this Lease;

            (iv) that Landlord shall be permitted to supervise the performance of Tenant's obligations under this Lease;

            (v) that Tenant shall hire such security personnel as may be necessary to insure the adequate protection and security of the Premises;

            (vi) that Tenant shall pay to Landlord on the date of entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, a security deposit in an amount acceptable to Landlord, but in no event less than the Rental payable hereunder for the then-current lease year;

            (vii) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;

            (viii) that Landlord shall be granted a security interest acceptable to Landlord in property of Tenant to secure the performance of Tenant's obligations under this Lease; and

            (ix) that if Tenant's trustee, Tenant or Tenant as debtor-in-possession assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. 365, as the same may be amended) to any Person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the trustee, Tenant or Tenant as debtor-in-possession, then notice of such proposed assignment, setting forth (a) the name and address of such Person; (b) all of the terms and conditions of such offer; and (c) the adequate assurance to be provided Landlord to assure such Person's future performance under the Lease, including, without limitation, the assurances referred to in Title 11 U.S.C. 365(b)-(d) (as they may be amended), shall be given to Landlord by the trustee, Tenant or Tenant as debtor-in-possession no later than 20 days after receipt by the trustee, Tenant or Tenant as debtor-in-possession of such offer, but in any event no later than 15 days prior to the date that the trustee, Tenant or Tenant as debtor-in-possession shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the trustee, Tenant or Tenant as debtor-in-possession prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such Person, less any brokerage commissions and other expenses which may be payable out of the consideration to be paid by such Person for the assignment of this Lease.

      23.16 If this Lease shall terminate as a result of or while there exists an Event of Default, any funds (including the interest, if any, accrued thereon) then held by Depositary in which Tenant has an interest may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law or in equity or otherwise) as a result of such termination or Event of Default, and the balance remaining, if any, shall be paid to

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Tenant, subject to the rights of Leasehold Mortgagees, if Tenant would be entitled to receive same but for such termination or Event of Default.

      23.17 Nothing contained in this Article 23 shall be deemed to modify the provisions of Section 10.12, 10.13 or 10.14 hereof.

      23.18 If Landlord fails to pay any amounts due to Tenant under this Lease and shall not cure such failure within ten business days following Tenant's written notice to Landlord (and to any Fee Mortgagee of which Tenant shall have been notified in writing) or if Landlord fails to keep or perform any of its obligations under this Lease and shall not cure such failure within 30 days following Tenant's written notice to Landlord (and to any Fee Mortgagee of which Tenant shall have been notified in writing), Landlord shall be in default under this Lease; provided, however, if the failure is of a nature that it cannot be cured within 30 days, Landlord shall not be in default so long as Landlord commences the cure within such 30 day period and diligently and continuously pursues the cure to completion as soon as reasonably possible. Upon the occurrence of any default by Landlord in the payment of money due to Tenant under this Lease which default remains uncured for the period described in the preceding sentence, Tenant may offset the amount due, plus interest based on the Interest Rate. In the event of any default by Landlord in any of its non-monetary obligations under this Lease, Tenant may pursue any of the following remedies: (i) take any and all action reasonably necessary to cure Landlord's default and offset the costs reasonably incurred by Tenant to effect such cure, subject to the provisions set forth below; (ii) if and only if Tenant's use of a substantial portion of the Premises for normal business operations has been materially and adversely affected as a direct result of Landlord's default, Tenant may terminate this Lease; provided, however, Tenant may not exercise this termination right until after the 30 day cure period provided to Landlord above has expired and any Fee Mortgagee of which Tenant shall have been notified in writing shall have been afforded the opportunity to remedy such default by Landlord in accordance with the terms and conditions of
Section 25.5 hereof; or (iii) subject to Section 25.5 hereof, pursue any other remedies available to Tenant, at law or in equity. Tenant may offset the costs reasonably incurred by Tenant to effect such cure against the next installments of Rent.

                                   ARTICLE 24

                                     NOTICES

      24.1 Whenever it is provided in this Lease that a notice, demand, request, consent, approval or other communication (each of which is herein referred to as a "Notice") shall or may be given to or served upon either of the parties by the other, and whenever either of the parties shall desire to give or serve upon the other any Notice with respect hereto or the Premises, each such Notice shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless given or served as follows:

            (a) if given by Landlord, by a nationally recognized overnight courier service, personal delivery or by mailing the same to Tenant by certified or registered mail, postage prepaid, return receipt requested, addressed to Tenant at Great Lakes REIT, 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523 (Attn: President) with a copy to

      Great Lakes REIT, 823 Commerce Drive, Suite 300, Oak Brook, Illinois 60523 (Attn: General Counsel) and/or to such other address(es) and attorneys as Tenant may from time to time designate by Notice given to Landlord in the manner set forth below, except that at no time shall Landlord be required to give, in the aggregate, more than four Notices or copies thereof (not including the notice set forth in Section 24.3); and

            (b) if given by Tenant, by a nationally recognized overnight courier service, personal delivery or by mailing the same to Landlord by certified or registered mail, postage prepaid, return receipt requested, addressed to Landlord at Advocate Health and Hospitals Corporation, 2025 Windsor Drive, Oak Brook, Illinois 60523 (Attn.: H. James Slinkman, Assistant General Counsel and Deborah J. Rohde, Vice President) with a copy thereof to Piper Rudnick, 203 North LaSalle Street, Suite 1800, Chicago, Illinois 60601 (Attn.: Mark J. Nora and Richard F. Klawiter) and/or to such other address(es) and attorneys as Landlord may from time to time designate by Notice given to Tenant in the manner set forth above.

      24.2 Every Notice shall be deemed to have been given or served upon receipt or refusal of receipt if delivered personally, if delivered by a nationally recognized overnight courier service, one Business Day after deposit with same, or if mailed, on the second Business Day after the same shall have been deposited in the United States mails in the manner aforesaid.

      24.3 If requested in writing by the holder of any Leasehold Mortgage (which request shall be made in the manner provided in Section 24.1 and shall specify an address to which Notices shall be given), any Notice to a party shall also be given contemporaneously to such holder in the manner herein specified. Notwithstanding any other provision of this Lease, Landlord shall be under no obligation to give any Notice of any kind to the holder of any mortgage unless such holder has made the request referred to in this Section 24.3.

                                   ARTICLE 25

                            SUBORDINATION; ATTORNMENT

      25.1 Provided that any Fee Mortgagee shall execute and deliver to and in favor of Tenant (and any Leasehold Mortgagee) an agreement to the effect that, if there shall be a foreclosure of such Fee Mortgage, such Fee Mortgagee will not make Tenant a party defendant to such foreclosure (unless required by applicable law to do so), nor in any other way foreclose Tenant from its rights, evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder (any such agreement, or any agreement of similar import, from a Fee Mortgagee being hereinafter called a "Nondisturbance Agreement"), this Lease shall be subject and subordinate to each and every Fee Mortgage which may now or hereafter affect the Premises, or any portion thereof, and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder, with respect to which Fee Mortgage, Tenant shall have received a Nondisturbance Agreement. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord reasonably

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may request. Tenant shall not do or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default under any Fee Mortgage.

      25.2 If any Fee Mortgagee, or any of its successors or assigns, or any other person claiming by or through any such Fee Mortgagee or by or through any foreclosure proceeding of any such Fee Mortgage, shall succeed to the rights of Landlord under this Lease, Tenant shall attorn to and recognize such successor as Tenant's landlord under this Lease, and Tenant shall promptly execute and deliver at any time any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between Tenant and such successor Landlord, upon and subject to all of the then executory terms, covenants and conditions of this Lease. The provisions of this Section shall be self-operative, and no instrument of any such attornment shall be required or needed by the holders of any such Fee Mortgage. In confirmation of any such attornment Tenant shall, at Landlord's request or at the request of any such Fee Mortgagee, promptly execute and deliver such further instruments as may be reasonably required by any such Fee Mortgagee.

      25.3 Any Nondisturbance Agreement shall be made on the condition that neither the Fee Mortgagee, nor anyone claiming by, through or under such Fee Mortgagee, shall be:

            (a) liable for any act or omission of any prior Landlord (including, without limitation, the then defaulting Landlord, except for any continuing defaults);

            (b) subject to any defenses or offsets that Tenant may have against any prior Landlord (including, without limitation, the then defaulting Landlord);

            (c) bound by any payment of Rental which Tenant might have paid for more than the current month to any prior Landlord (including, without limitation, the then defaulting Landlord);

            (d) bound by any covenant to make any payment to Tenant which was required to be made prior to the time such Fee Mortgagee succeeded to any prior Landlord's interest;

            (e) bound by any obligation to perform any work or to make improvements to the Premises or any portion thereof; or

            (f) accountable for any moneys deposited with any prior Landlord, except to the extent such moneys are actually received by such Fee Mortgagee.

      25.4 If required by the Fee Mortgagee, Tenant promptly shall join in any Nondisturbance Agreement to indicate its concurrence with the provisions thereof and its agreement, in the event of a foreclosure of such Fee Mortgage, to attorn to such Fee Mortgagee as Tenant's landlord hereunder. Tenant promptly shall accept, execute and deliver any Nondisturbance Agreement proposed by any such Fee Mortgagee, which conforms with the provisions of this Article 25.

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      25.5 Landlord represents to Tenant that there are no Fee Mortgagees as of the Commencement Date. Tenant hereby agrees to give to any Fee Mortgagee of which Tenant has been notified and provided said Fee Mortgagee's address copies of all notices of default by Landlord under this Lease at the same time and in the same manner as and whenever Tenant shall give any such notice of default to Landlord, and no such notice of default shall be deemed given to Landlord hereunder unless and until a copy of such notice shall have been so delivered to such Fee Mortgagee. Such Fee Mortgagee shall have the right to remedy any default of Landlord under this Lease, or to cause any default of Landlord under this Lease to be remedied, and, for such purpose, Tenant hereby grants such Fee Mortgagee such additional period of time as may be reasonable to enable such Fee Mortgagee to remedy, or cause to be remedied, any such default in addition to the period given to Landlord for remedying, or causing to be remedied, any such default. Tenant shall accept performance by such Fee Mortgagee of any term, covenant, condition or agreement to be performed by Landlord under this Lease with the same force and effect as though performed by Landlord. No default under this Lease shall exist or shall be deemed to exist (i) as long as such Fee Mortgagee, in good faith, shall have commenced to cure such default and shall be prosecuting the same to completion with reasonable diligence, subject to Unavoidable Delays, or (ii) if possession of the Premises is required in order to cure such default, or if such default is not susceptible of being cured by such Fee Mortgagee, as long as such Fee Mortgagee, in good faith, shall have notified Tenant that such Fee Mortgagee intends to institute proceedings under the Fee Mortgage to acquire possession of the Premises, and, thereafter, as long as such proceedings shall have been instituted and shall be prosecuted with reasonable diligence. In the event of the termination of this Lease by reason of Landlord's default hereunder, upon such Fee Mortgagee's written request, given within 30 days after any such termination, Tenant, within 15 days after receipt of such request, shall execute and deliver to such Fee Mortgagee or its designee or nominee a new lease of the Premises for the remainder of the Term of the Lease upon all of the terms, covenants and conditions of this Lease. Neither such Fee Mortgagee nor its designee or nominee shall become liable under this Lease unless and until such Fee Mortgagee or its designee or nominee becomes, and then only for so long as such Fee Mortgagee or its designee or nominee remains, the fee owner of the Premises. Such Fee Mortgagee shall have the right, without Tenant's consent, to foreclose the Fee Mortgage or to accept a deed in lieu of foreclosure of such Fee Mortgage.

      25.6 If the estate of Landlord and the estate of Tenant in the Premises shall ever be held by the same person, the estate created by and pursuant to this Lease shall not be merged with any superior estate or other interest in the Premises.

                                   ARTICLE 26

                              HAZARDOUS SUBSTANCES

      26.1 (a) "Claim" shall mean and include any demand, cause of action, proceeding or suit and the results thereof (i) for damages (actual or punitive), losses, injuries to person or property, damages to natural resources, fines, penalties, expenses, liabilities, interest, contribution or settlement (including, without limitation, attorneys' fees, court costs and disbursements), (ii) for the costs of

                                       58
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      site investigations, feasibility studies, information requests, health or risk assessments, or Response actions, and (iii) for enforcing insurance, contribution, or indemnification agreements.

            (b) "Environmental Law" shall mean and include all federal, state and local statutes, ordinances, regulations and rules relating to environmental quality, health, safety, contamination and clean-up, including, without limitation, the Clean Air Act, 42 U.S.C. Section 7401 ET SEQ.; the Clean Water Act, 33 U.S.C. Section 1251 ET SEQ., and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act ("FIFRA"), 7 U.S.C. Section 136 ET SEQ.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. Section 1401 ET SEQ.; the National Environmental Policy Act, 42 U.S.C. Section 4321 ET SEQ.; the Noise Control Act, 42 U.S.C. Section 4901 ET SEQ.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 ET SEQ.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 ET SEQ., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f ET SEQ.; the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 ET SEQ., as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act, and Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Section 2601 ET SEQ.; the Atomic Energy Act, 42 U.S.C.
      Section 2011 ET SEQ., and the Nuclear Waste Policy Act of 1982, 42 U.S.C.
      Section 10101 ET SEQ.; and the Environmental Protection Act of Illinois ("IEPA"), 415 ILCS 5/1 ET SEQ., and state superlien and environmental clean-up statutes, with implementing regulations and guidelines. Environmental Laws shall also include all state, regional, county, municipal and other local laws, regulations and ordinances insofar as they are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials.

            (c) "Hazardous Materials" shall mean and include the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product, or constituent regulated under CERCLA; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under the FIFRA; asbestos and asbestos-containing materials, PCBs and other substances regulated under the TSCA; source material, special nuclear material, by-product material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. Sections 1910.1200 ET SEQ.; industrial process and pollution control wastes whether or not hazardous within the meaning of RCRA and any other hazardous substance, pollutant or contaminant regulated under any other Environmental Law.

            (d) "Manage" means to generate, manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of or abandon Hazardous Materials.

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            (e) "Release" or "Released" shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, presence, dumping, migration from adjacent property or disposing of Hazardous Materials into the environment, as "environment" is defined in CERCLA.

            (f) "Response" or "Respond" shall mean action taken in compliance with Environmental Laws to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate, assess or abate the Release of a Hazardous Material.

      26.2 Tenant covenants that Tenant shall (a) at its own cost comply with all Environmental Laws; (b) not Manage any Hazardous Materials on the Premises in violation of any Environmental Law, nor conduct nor authorize the same, including installation of any underground storage tanks, without prior written disclosure to and approval of Landlord; (c) not take any action that would subject the Premises to permit requirements under RCRA for storage, treatment or disposal of Hazardous Materials; (d) not discharge Hazardous Materials into drains or sewers in violation of any Environmental Laws; (e) not suffer, cause or allow the Release of any Hazardous Materials on, to or from the Premises in violation of any Environmental Laws; (f) keep the Premises free from Hazardous Materials in violation of any Environmental Laws; and (g) at its own cost arrange for the lawful transportation and off-site disposal of all Hazardous Materials that it generates in violation of any Environmental Laws. Notwithstanding the foregoing, (i) Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes so long as the same is done in accordance with Environmental Laws, and (ii) Tenant may permit Space Tenants to maintain such quantities of Hazardous Materials to the extent customary and necessary for the use of the Premises for medical office purposes so long as the same is done in accordance with any Environmental Laws.

      26.3 During the Term, Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Claims, complaints, investigations, judgments, letters, notices of environmental liens or response actions in progress, and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, Illinois Environmental Protection Agency or other federal, state or local agency or authority or any other entity or individual, concerning (a) any Release of a Hazardous Material on, to or from the Premises; (b) the imposition of any lien on the Premises; or (c) any alleged violation of or responsibility under Environmental Laws. Upon reasonable advance notice to Tenant, Landlord and Landlord's employees shall have the right to enter the Premises and conduct appropriate inspections or tests in order to determine Tenant's compliance with Environmental Laws. Landlord will take reasonable steps in connection with exercising such rights to minimize any disruption to, or interference with, Tenant's (or any subtenant's or other occupant's) use of the Premises, and Landlord shall not take any measures which will have a material and adverse impact on access to the Premises.

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

      26.4 Upon written request by Landlord, Tenant shall provide Landlord with the results of appropriate reports and tests, with transportation and disposal contracts for Hazardous Materials, with any permits issued under Environmental Laws and with any other applicable documents to demonstrate that Tenant complies with all Environmental Laws relating to the Premises. If Landlord has a good faith reason to believe the Premises is in violation of any Environmental Law, Landlord shall have the right from time to time, in its reasonable discretion, to require Tenant to perform (at Tenant's expense) an environmental audit and, if deemed necessary by Landlord, an environmental risk assessment (each of which must be satisfactory to Landlord) of the Premises, hazardous waste management practices and/or hazardous waste disposal sites used by Tenant. Said audit and/or risk assessment must be by an environmental consultant satisfactory to Landlord, in its reasonable discretion. Should Tenant fail to undertake and seek diligently to perform said environmental audit or risk assessment within 60 days after Landlord's request, Landlord shall have the right but not the obligation to retain an environmental consultant to perform said environmental audit or risk assessment. All costs and expenses reasonably incurred by Landlord in the exercise of such rights shall be payable by Tenant upon demand,.

      26.5 If Tenant's Management of Hazardous Materials at the Premises (a) gives rise to liability or to a Claim under any Environmental Law, (b) causes a significant public health effect, or (c) creates a nuisance, Tenant shall promptly take all applicable action in Response. Landlord (or any Fee Mortgagee or any Leasehold Mortgagee if so permitted by applicable loan documents) shall have the right, but not the obligation, after providing Tenant with notice and a reasonable opportunity to cure, to enter onto the Premises or to take such other actions as it deems necessary or advisable to perform any and all Response action(s). All costs and expenses reasonably incurred by Landlord in the exercise of any such rights shall be payable by Tenant upon demand. Landlord will take reasonable steps in connection with exercising such rights to minimize any disruption to, or interference with, Tenant's (or any subtenant's or other occupant's) use of, or access to, the Premises.

      26.6 Tenant shall indemnify, defend and hold harmless Landlord, its beneficiaries, any Fee Mortgagee, any Leasehold Mortgagee, any managing agents and leasing agents of the Premises, and their respective agents, partners, officers, directors and employees from all Claims suffered or incurred by any of the foregoing arising from or attributable to (a) any breach by Tenant of any of its warranties, representations or covenants in this Section; (b) noncompliance of the Premises or Tenant with any Environmental Laws; (c) any actual or alleged illness, disability, injury, or death of any person in any manner arising out of or allegedly arisen out of exposure to Hazardous Materials or other substances or conditions present at the Premises, regardless of when any such illness, disability, injury, or death shall have occurred or been incurred or manifested itself; and (d) Hazardous Materials Managed or Released by Tenant or otherwise located or Released upon the Premises. If any Claims or other assertion of liability shall be made against Landlord for which Landlord is entitled to indemnity hereunder, Landlord shall notify Tenant of such Claim or assertion of liability and thereupon Tenant shall, at its sole cost and expense, assume the defense of such Claim or assertion of liability and continue such defense at all times thereafter until completion. Tenant's obligations hereunder shall not apply to any Claim or assertion of liability that is due to the

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acts of Landlord or its officers, employees, agents or licensees. Tenant's obligations hereunder shall survive the termination or expiration of this Lease.

      26.7 TENANT ACKNOWLEDGES THAT THE PREMISES ARE BEING LEASED IN THEIR PRESENT "AS IS" CONDITION. TENANT HEREBY REPRESENTS AND WARRANTS TO LANDLORD THAT TENANT HAS ALREADY PERFORMED AN ENVIRONMENTAL AUDIT OF THE PREMISES AND IS AWARE OF ANY HAZARDOUS MATERIALS ON THE PREMISES, AND EXCEPT AS SET FORTH BELOW IN SECTION 26.8, TENANT SHALL ASSUME FULL RESPONSIBILITY FOR THE CLEANUP THEREOF PURSUANT TO THIS SECTION. EXCEPT AS SET FORTH BELOW IN SECTION 26.8, TENANT FURTHER ACKNOWLEDGES THAT LANDLORD HAS MADE NO REPRESENTATION WHATSOEVER REGARDING HAZARDOUS MATERIALS ON OR ABOUT THE PREMISES.

      26.8 Landlord represents to Tenant that, only with respect to the Land and to the best knowledge of Landlord, except as disclosed in that certain Phase I Environmental Site Assessment Report prepared by GSG Environmental, Inc. dated June 3, 2002, (i) Landlord has received no notice that there are Hazardous Materials on the Land, (ii) Landlord has complied with all Environmental Laws, and (iii) Landlord has not suffered, caused or allowed the Release of any Hazardous Materials in violation of Environmental Laws on, to or from the Land. Landlord shall indemnify, defend and hold harmless Tenant, its beneficiaries and any Leasehold Mortgagee and their respective agents, partners, officers, directors and employees from all Claims suffered or incurred by any of the foregoing arising from or attributable to (a) any breach by Landlord of any of its warranties, representations or covenants in this Section 26.8; (b) noncompliance of the Land or Landlord with any Environmental Laws prior to the Commencement Date; (c) any actual or alleged illness, disability, injury, or death of any person in any manner arising out of or allegedly arisen out of exposure to Hazardous Materials or other substances or conditions present on the Land prior to the Commencement Date; and (d) Hazardous Materials Managed or Released by Landlord or otherwise located or Released upon the Land in violation of Environmental Laws prior to the Commencement Date. If Claims or other assertion of liability shall be made against Tenant for which Tenant is entitled to indemnity hereunder, Tenant shall notify Landlord of such Claim or assertion of liability and thereupon Landlord shall, at its sole cost and expense (and upon approval of Tenant, not to be unreasonably withheld, conditioned or delayed), assume the defense of such Claim or assertion of liability and continue such defense at all times thereafter until completion. Landlord's obligations hereunder shall survive the termination or expiration of this Lease.

      26.9 With respect to the Hospital Property, Landlord covenants that Landlord shall (a) at its own cost comply with all Environmental Laws; (b) not Manage any Hazardous Materials on the Hospital Property in violation of any Environmental Law, nor conduct nor authorize the same; (c) not discharge Hazardous Materials into drains or sewers in violation of any Environmental Laws; (d) not suffer, cause or allow the Release of any Hazardous Materials on, to or from the Hospital Property in violation of any Environmental Laws; (f) keep the Hospital Property free from Hazardous Materials in violation of any Environmental Laws; and (g) at its own cost arrange for the lawful transportation and off-site disposal of all Hazardous Materials that it generates in violation of any Environmental Laws. Notwithstanding the foregoing, Landlord may handle, store, use, dispose or maintain such quantities of Hazardous Materials to the extent customary and

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necessary for the use of the Hospital Property as an acute care hospital. If
Landlord's Management of Hazardous Materials at the Hospital (i) gives rise to liability or to a Claim under any Environmental Law, (ii) causes a significant public health effect, or (iii) creates a nuisance, Landlord shall promptly take all applicable action in Response. Landlord shall indemnify, defend and hold harmless Tenant, any Leasehold Mortgagee, any managing agents and leasing agents of the Premises, and their respective agents, partners, officers, directors and employees from all Claims suffered or incurred by any of the foregoing arising from or attributable to (A) any breach by Landlord of any of its warranties, representations or covenants in this Article 26; (B) noncompliance of the Hospital Property or Landlord with any Environmental Laws; (C) any actual or alleged illness, disability, injury, or death of any person in any manner arising out of or allegedly arisen out of exposure to Hazardous Materials or other substances or conditions present at the Hospital Property, regardless of when any such illness, disability, injury, or death shall have occurred or been incurred or manifested itself; and (D) Hazardous Materials Managed or Released by Landlord or otherwise located or Released upon the Hospital Property. In the event any Claims or other assertion of liability shall be made against Tenant for which Tenant is entitled to indemnity hereunder, Tenant shall notify Landlord of such Claim or assertion of liability and thereupon Landlord shall, at its sole cost and expense, assume the defense of such Claim or assertion of liability and continue such defense at all times thereafter until completion. Landlord's obligations hereunder shall not apply to any Claim or assertion of liability that is due to the acts of Tenant or its officers, employees, agents, licensees or Space Tenants. Landlord's obligations hereunder shall survive the termination or expiration of this Lease.

                                   ARTICLE 27

                             EXCAVATIONS AND SHORING

      27.1 If any excavation or other building operation shall be about to be made or shall be made on any adjoining premises or streets, Tenant shall permit the owner or lessee of such adjoining premises and their respective representatives to enter the Premises and to shore the foundations and walls thereof and to do any other act or thing necessary for the safety or preservation of the Premises, provided reasonable measures may be taken by Tenant or required by Tenant to be taken by Landlord or the owner or lessee of such adjoining premises and their respective representatives to minimize the extent of the impact on and the length of interruption at the Premises. Landlord shall not be liable for any inconvenience, annoyance, disturbance, loss of business or other damage arising therefrom and Tenant's obligations hereunder shall not be affected thereby.



      27.2 If any adjoining building or structure encroaches upon the Premises as of the Commencement Date, no claim or demand or objection of any kind shall be made by Tenant against Landlord by reason of any such encroachment; and no claim for abatement of Rental and of other charges which may become due under this Lease shall be made by reason of any such encroachment or acts of or in connection with the removal thereof, and the rights, liabilities and obligations of the parties hereto shall be the same as if there were no such encroachment, and in any legal proceedings relating

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thereto the Premises may properly and without prejudice be described according to the description hereinbefore contained without reference to any such encroachments. Landlord shall cooperate with Tenant in any proceedings brought by Tenant to remove any such encroachments, provided that the same shall be without cost, liability or expense to Landlord.

                                   ARTICLE 28

                       CERTIFICATES BY LANDLORD AND TENANT

      28.1 At any time and from time to time upon not less than ten days' prior written notice by Landlord, Tenant shall execute, acknowledge and deliver to Landlord or any other party specified by Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications) and the date to which each obligation constituting the Rental has been paid, and stating whether or not to the best knowledge of Tenant (a) there is a continuing default by Landlord in the performance or observance of any covenant, agreement or condition contained in this Lease to be performed or observed by Landlord, or (b) there shall have occurred any event which, with the giving of notice or passage of time or both, would become such a default and, if so, specifying each such default or occurrence of which Tenant may have knowledge and stating such other factual matters as may be reasonably requested by Landlord. Such statement may be relied upon by any Fee Mortgagee or prospective successor to Landlord's interest in this Lease.

      28.2 At any time and from time to time upon not less than ten days' prior notice by Tenant, Landlord shall execute, acknowledge and deliver to Tenant or any other party specified by Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications) and the date to which each obligation constituting the Rental has been paid, and stating whether or not to the best knowledge of Landlord (a) there is a continuing Default or Event of Default and, if so, specifying each such Default and Event of Default, or (b) there shall have occurred any event which, with the giving of notice or passage of time or both, would become such a Default or Event of Default of which the signer may have knowledge and stating such other factual matters as may be reasonably requested by Tenant. Such statement may be relied upon by any then existing or prospective Leasehold Mortgagee, Space Tenant, assignee or purchaser of all or a portion of Tenant's interest in this Lease.

                                   ARTICLE 29

                             CONSENTS AND APPROVALS

      29.1 (a) All consents and approvals which may be given under this Lease shall, as a condition of their effectiveness, be in writing. The granting of any consent or approval by a party to perform any act requiring consent or approval under the terms of this Lease, or the failure on the part of a party to object to any such action taken without the required consent or approval, shall not be deemed a waiver by the party whose consent was required of its right to require such consent or approval for any further similar act, and each party hereby

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      expressly covenants and warrants that as to all matters requiring the other party's consent or approval under the terms of this Lease, the party requiring the consent or approval shall secure such consent or approval for each and every happening of the event requiring such consent or approval and shall not claim any waiver on the part of the other party of the requirement to secure such consent or approval.

            (b) If, pursuant to the terms of this Lease, any consent or approval by Landlord or Tenant is not to be unreasonably withheld or delayed or is subject to a specified standard, then (i) unless expressly provided otherwise in this Lease, if the party who is to give its consent or approval shall not have notified the other party within ten days after receiving such other party's request (which request shall contain (a) sufficient detailed information so as to enable the party who is to give its consent or approval the ability to make a fully informed decision with respect to such consent or approval, and (b) a conspicuous statement to the effect that such party's failure to respond within ten days from the receipt of such request shall be deemed consent or approval hereunder) for a consent or approval that such consent or approval is granted or denied, and if the latter, the reasons in reasonable detail therefor, such consent or approval shall be deemed granted.

            (c) Unless otherwise expressly set forth herein to the contrary, any matter or thing which is required under this Lease to be done "satisfactorily" or to the "satisfaction" of a party need only be done "reasonably satisfactorily" or to the "reasonable satisfaction" of that party.

                                   ARTICLE 30

                            SURRENDER AT END OF TERM

      30.1 Tenant shall, on the last day of the Term or upon the earlier termination of the Term, quit and surrender to Landlord the Premises vacant, free of all equipment, furniture and other personal property and in good order and condition, reasonable wear and tear, casualty and condemnation excepted, and free and clear of all lettings, occupancies, liens and encumbrances other than those, if any, existing at the date hereof, created by Landlord or which lettings and occupancies by their express terms and conditions extend beyond the Expiration Date and to which Landlord shall have consented and agreed, pursuant to this Lease or in writing, without any payment or allowance whatsoever by Landlord. Tenant hereby waives any notice now or hereafter required by law with respect to vacating the Premises on any such termination date. Tenant's obligation to observe and perform this covenant shall survive the expiration or earlier termination of the Term.

      30.2 Except as otherwise provided in Article 23 of this Lease, upon the expiration of the Term, all Rental and other items payable by Tenant under this Lease shall be apportioned to the date of termination.

      30.3 Tenant acknowledges that possession of the Premises must be surrendered to Landlord at the expiration or earlier termination of the Term. If Tenant's holdover exceeds 90 days, Tenant agrees to indemnify, defend and save Landlord harmless from and against any and all costs, expenses, claims,

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loss or liability resulting from the failure or delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such failure or delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to surrender possession of the Premises timely as aforesaid will be extremely substantial, will exceed the amount of the Base Rent and Additional Rent theretofore payable hereunder and will be impossible to measure accurately. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord upon the expiration or earlier termination of the Term, then Tenant shall pay to Landlord, as liquidated damages for each month and for each portion of any month during which Tenant holds over at the Premises after the expiration or sooner termination of the Term, in addition to any sums payable pursuant to the foregoing indemnity, a sum equal to 120% of the aggregate of the Base Rent and Additional Rent which was payable under this Lease with respect to the last month of the Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the expiration or earlier termination of the Term. If Tenant holds over in possession after the expiration or termination of the Term, such holding over shall not be deemed to extend the Term or renew this Lease, but the tenancy thereafter shall continue as a tenancy from month to month upon the terms and conditions of this Lease at the Base Rent and Additional Rent as herein increased. This provision shall survive the expiration or earlier termination of this Lease.

      30.4 On the last day of the Term or upon any earlier termination of the Lease or upon reentry by Landlord upon the Premises pursuant to Article 23 hereof, fee simple title to the Buildings and all fixtures and improvements therein, to the extent not theretofore vested in Landlord pursuant to the terms of this Lease, shall revert to Landlord without the necessity of any further action by either party hereunder, provided, however, that upon Landlord's request, Tenant shall execute and deliver to Landlord (in recordable form) all documents necessary to evidence such conveyance, including, without limitation, a quitclaim deed and bill of sale. Tenant shall deliver to Landlord Tenant's executed counterparts of all Space Leases, any service and maintenance contracts that are in Tenant's possession and are then affecting the Premises, true and complete maintenance records for the Premises, all original licenses and permits then pertaining to the Premises and all assignable warranties and guarantees then in effect which Tenant has received in connection with any work or services performed or Equipment installed in the Buildings, together with a duly-executed assignment of any of the foregoing to Landlord, all financial reports, documents, books and records whatsoever relating to the Premises.

      30.5 On the last day of the Term or upon any earlier termination of this Lease or upon a re-enter by Landlord upon the Premises pursuant to Article 23 hereof, Tenant, at its sole cost and expense, shall remove from the Premises on or prior to such expiration, termination or reentry all personal property situated thereon which is not owned by Landlord, and shall repair any damage caused by such removal. Any property not so removed shall become the property of Landlord, and Landlord may cause such property to be removed from the Premises and disposed of, but the cost of any such removal and disposition and of repairing any damage caused by such removal shall be borne by Tenant.

                                   ARTICLE 31

                                ENTIRE AGREEMENT

      All understandings and agreements, oral or written, heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord (and its beneficiary, if any, and their agent(s)) and Tenant.

                                   ARTICLE 32

                                 QUIET ENJOYMENT

      If and as long as Tenant shall faithfully perform the agreements, terms, covenants and conditions hereof, Tenant shall and may (subject, however, to the provisions, reservations, terms and conditions of this Lease) peaceably and quietly have, hold and enjoy the Premises for the Term hereby granted without molestation or disturbance by or from Landlord or any Person claiming through or under Landlord and free of any encumbrance created or suffered by Landlord, except from encumbrances created or suffered by Tenant and the Permitted Encumbrances. This covenant shall be construed as running with the Land to and against subsequent owners and successors in interest and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Premises and only so long as such interest shall continue, and thereafter this covenant shall be binding upon such subsequent owners and successors in interest of Landlord's interest under this Lease, to the extent of their respective interests, as and when they shall acquire the same, and only so long as they shall retain such interest.

                                   ARTICLE 33

                                  SEVERABILITY

      The invalidity of any provision of this Lease shall not impair or affect in any manner the validity, enforceability or effect of the rest of this Lease.



                                   ARTICLE 34

                               RECORDING OF LEASE

      Landlord and Tenant agree to execute, acknowledge and deliver a memorandum of this Lease and, when applicable, shall execute, acknowledge and deliver a copy of any modification of this Lease, in proper form for recordation. If an Event of Default occurs hereunder and, as a result thereof, this Lease is terminated, Landlord may execute a statement to be recorded in the appropriate land records terminating such memorandum.

                                   ARTICLE 35

                                   EXCULPATION

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      Except as provided in the next immediately succeeding sentence, Landlord acknowledges and agrees that the liability of Tenant under this Lease shall be limited to its interest in the Premises and any judgments rendered against Tenant shall be satisfied out of the proceeds of sale of its interest in the Premises and no personal judgment shall lie against Tenant upon extinguishment of its rights in the Premises and any judgment so rendered shall not give rise to any right of execution or levy against Tenant's assets. Notwithstanding the foregoing, Tenant shall be personally liable for any Default or Event of Default under this Lease relating to fraud, misapplication of insurance proceeds, misapplication of condemnation proceeds or the matters set forth in Article 26 hereof. The provisions of this Section shall inure to Tenant's successors and assigns. The foregoing provisions are not designed to relieve Tenant from the performance of any of Tenant's obligation's under this Lease, but only to limit the personal liability of Tenant in case of recovery of a judgment against Tenant, except as provided otherwise herein. The foregoing shall not be deemed to limit Landlord's rights to obtain injunctive relief or specific performance.

                                   ARTICLE 36

                                  MISCELLANEOUS

      36.1 The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect this Lease.

      36.2 The Table of Contents is for the purpose of convenience of reference only and is not to be deemed or construed in any way as part of this Lease or as supplemental thereto or amendatory thereof.

      36.3 The use herein of the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant, and the use herein of the words "successors and assigns" of Landlord or Tenant shall be deemed to include the heirs, legal representative and permitted assigns of any individual Landlord or Tenant.



      36.4 Tenant shall pay any and all charges of Depositary in connection with any services rendered by Depositary pursuant to the provisions of this Lease.

      36.5 If more than one entity is named as or becomes Landlord or Tenant hereunder, the other party may require the signatures of all such entities in connection with any notice to be given or action to be taken by that party hereunder. If more than one entity is named as or becomes Landlord or Tenant hereunder, each such entity shall be fully jointly and severally liable for all of that party's obligations hereunder. Any notice by a party to any entity named as the other party shall be sufficient and shall have the same force and effect as through given to all entities named as such other party.

      36.6 Each of the parties represents and warrants to the other that it has not dealt with any broker, finder or like entity in connection with this Lease transaction other than CB Richard Ellis, Inc. ("Broker"), whose commission shall be paid by Landlord and each party shall defend, indemnify and hold the other party harmless from and against any and all claims for brokerage fees or other commissions which may at any time be asserted against the indemnified party founded upon a claim that the aforesaid representation and warranty of the indemnifying party is untrue, together with any and all losses, damages, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) relating to such claims or arising therefrom or incurred by the indemnified party in connection with the enforcement of this indemnification provision. If any claim is made by any broker (other than Broker) who shall claim to have acted or dealt with Tenant in connection with this transaction, Tenant will pay the brokerage commission, fee or other compensation to which such broker is entitled.

      36.7 This Lease may not be changed, modified or terminated orally, but only by a written instrument of change, modification or termination executed by the party against whom enforcement of any change, modification or termination is sought.

      36.8 This Lease shall be governed by and construed in accordance with the laws of the State of Illinois.

      36.9 The agreements, terms, covenants and conditions herein shall be binding upon, and shall inure to the benefit of, Landlord and Tenant and their respective successors and (except as otherwise provided herein) assigns.

      36.10 All references in this Lease to "Articles" or "Sections" shall refer to the designated Article(s) or Section(s), as the case may be, of this Lease.

      36.11 All references in this Lease to "licensed professional engineer" or "registered architect" shall mean a professional engineer or architect who is licensed or registered, as the case may be, by the State of Illinois.

      36.12 Unless specifically provided otherwise herein, any undertaking either required or permitted hereunder by either Landlord or Tenant shall include the obligation to pay for such undertaking.

      36.13 This Lease shall not be construed to create a partnership or joint venture between the parties, it being the intention of the parties only to create a landlord and tenant relationship.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Ground Lease as of the day and year first written above.

LANDLORD:                                                       TENANT:

ADVOCATE HEALTH AND HOSPITALS CORPORATION, an                   GLR-MEDICAL PROPERTIES ONE, LLC, a Delaware
Illinois not-for-profit corporation                             limited liability company

                                                                By:    GREAT LAKES REIT, L.P., a
By:                                                                    Delaware limited partnership, its Managing
   -----------------------------------------------                     Member
   Name:
          ----------------------------------------
   Title:
          ----------------------------------------
                                                                       By:  GREAT LAKES REIT, a
                                                                             Maryland Real Estate Investment
                                                                             Trust, its General Partner

                                                                               By:  ____________________
                                                                                       Raymond M. Braun
                                                                                       Chief Investment Officer


STATE OF ______________    )
                           )
COUNTY OF ____________     )

      I, _____________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that _________________, personally known to me to be the _________________________ of Advocate Health and Hospitals Corporation, an Illinois not for profit corporation, whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that as such ________________, he/she signed and delivered the said instrument as __________________ of said corporation, as his/her free and voluntary act, and as the free and voluntary act and deed of Advocate Health and Hospitals Corporation, an Illinois not for profit corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal, this ____ day of ___________, 2002.

                                                       ________________________
                                                       Notary Public

My commission expires:______________________

STATE OF ______________    )
                           )
COUNTY OF ____________     )

      I, _____________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Raymond M. Braun, personally known to me to be the Chief Investment Officer of Great Lakes REIT, a Maryland Real Estate Investment Trust, the general partner of Great Lakes REIT, L.P., a Delaware limited partnership, the managing member of GLR-Medical Properties One, LLC, a Delaware limited liability company, whose name is subscribed to the within instrument, appeared before me this day in person and acknowledged that as such chief investment officer, he/she signed and delivered the said instrument as chief investment officer of said company for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal, this ____ day of ___________, 2002.



                                                              Notary Public

My commission expires: _____________________

                                    EXHIBIT A
                             DESCRIPTION OF THE LAND
THAT PART OF THE WEST HALF OF THE NORTHWEST QUARTER OF SECTION 22, TOWNSHIP 43 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF THE WEST HALF OF THE NORTHWEST QUARTER OF SAID SECTION 22; THENCE SOUTH 00(Degree)48'42" WEST 392.23 FEET ALONG THE EAST LINE OF SAID WEST HALF; THENCE NORTH 89(Degree)59'05" WEST 319.19 FEET; THENCE SOUTH 00(Degree)00'55" WEST 340.88 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 47(Degree)50'28" EAST 47.89 FEET; THENCE NORTH 42(Degree)09'32" EAST 13.28 FEET; THENCE SOUTH 47(Degree)50'28" EAST 88.41 FEET; THENCE SOUTH 42(Degree)09'32" WEST 106.04 FEET; THENCE NORTH 47(Degree)50'28" WEST 34.32 FEET; THENCE SOUTH 42(Degree)09'32" WEST 92.59 FEET; THENCE SOUTH 47(Degree)50'28" EAST 34.41 FEET; THENCE SOUTH 42(Degree)09'32" WEST 54.08 FEET; THENCE NORTH 47(Degree)50'28" WEST 48.03 FEET; THENCE SOUTH 42(Degree)09'32" WEST 13.35 FEET; THENCE NORTH 47(Degree)50'28" WEST 28.20 FEET; THENCE SOUTH 42(Degree)16'43" WEST 26.46 FEET; THENCE SOUTH 55(Degree)43'29" EAST 71.56 FEET; THENCE SOUTH 34(Degree)16'31" WEST 107.47 FEET; THENCE NORTH 55(Degree)43'29" WEST 53.85 FEET; THENCE SOUTH 22(Degree)55'49" WEST 39.78 FEET; THENCE SOUTH 78(Degree)27'34" EAST 53.89 FEET; THENCE SOUTH 11(Degree)32'26" WEST 108.75 FEET; THENCE NORTH 78(Degree)27'34" WEST 164.05 FEET; THENCE NORTH 11(Degree)32'26" EAST 108.75 FEET; THENCE SOUTH 78(Degree)27'34" EAST 97.73 FEET; THENCE NORTH 22(Degree)55'49" EAST 44.68 FEET; THENCE NORTH 55(Degree)43'29" WEST 97.73 FEET; THENCE NORTH 34(Degree)16'31" EAST 107.47 FEET; THENCE SOUTH 55(Degree)43'29" EAST 81.99 FEET; THENCE NORTH 42(Degree)16'43" EAST 29.97 FEET; THENCE NORTH 47(Degree)50'28" WEST 49.76 FEET; THENCE NORTH 42(Degree)09'32" EAST 106.04 FEET; THENCE SOUTH 47(Degree)50'28" EAST 38.04 FEET; THENCE NORTH 42(Degree)09'32" EAST 92.60 FEET; THENCE NORTH 47(Degree)50'28" WEST 38.08 FEET; THENCE NORTH 42(Degree)09'32" EAST 54.05 FEET TO THE POINT OF BEGINNING, ALL IN LAKE COUNTY, ILLINOIS.
AND
THAT PART OF THE NORTHWEST QUARTER OF SECTION 22, TOWNSHIP 43 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF THE WEST HALF OF THE NORTHWEST QUARTER OF SAID SECTION 22; THENCE SOUTH 00(Degree)48'42" WEST 392.23 FEET ALONG THE EAST LINE OF SAID WEST HALF; THENCE NORTH 89(Degree)59'05" WEST 22.36 FEET; THENCE SOUTH 00(Degree)00'55" WEST 389.10 FEET TO THE POINT OF BEGINNING; THENCE NORTH 85(Degree)56'37" EAST 40.77 FEET; THENCE SOUTH 04(Degree)03'23" EAST 46.70 FEET; THENCE NORTH 85(Degree)56'37" EAST 90.50 FEET; THENCE SOUTH 04(Degree)03'23" EAST 95.46 FEET; THENCE SOUTH 85(Degree)56'37" WEST 172.56 FEET; THENCE NORTH 04(Degree)03'23" WEST 9.92 FEET; THENCE SOUTH 85(Degree)56'37" WEST 18.28 FEET; THENCE NORTH 04(Degree)03'23" WEST 7.89 FEET; THENCE SOUTH 85(Degree)56'37" WEST
18.01 FEET; THENCE NORTH 04(Degree)03'23" WEST 23.02 FEET; THENCE NORTH 40(Degree)56'37" EAST 51.31 FEET; THENCE NORTH 04(Degree)03'23" WEST 9.16 FEET; THENCE NORTH 85(Degree)56'37" EAST 35.16 FEET; THENCE NORTH 04(Degree)03'23" WEST 13.07 FEET; THENCE NORTH 85(Degree)56'37" EAST 6.13 FEET; THENCE NORTH 04(Degree)03'23" WEST 42.81 FEET TO THE POINT OF BEGINNING, ALL IN LAKE COUNTY, ILLINOIS. PIN: Parts of PINs 13-22-100-009, 13-22-100-012, 13-22-100-013 and
13-22-100-002 Address: 450 West Highway 22, Barrington, Illinois

                                    EXHIBIT B
                      DESCRIPTION OF THE HOSPITAL PROPERTY
PARCEL 1: THE SOUTH EAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 15, TOWNSHIP 43 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN LAKE COUNTY, ILLINOIS. PARCEL 2: THAT PART OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 43 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE HIGHWAY, KNOWN AS STATE ROUTE NO. 22, BEING DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF THE NORTHWEST 1/4 OF SAID SECTION 22; THENCE RUNNING SOUTH ON THE HALF SECTION LINE TO THE SAID HIGHWAY RUNNING EAST AND WEST; THENCE WESTERLY ALONG THE HIGHWAY TO THE HALF QUARTER SECTION LINE; THENCE NORTH ON SAID HALF QUARTER SECTION LINE TO THE SECTION LINE: THENCE EAST ON THE SECTION LINE TO THE POINT OF BEGINNING, IN LAKE COUNTY, ILLINOIS. PARCEL 3: THE WEST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 22, TOWNSHIP 43 NORTH, RANGE 9, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPT THEREFROM THE FOLLOWING DESCRIBED PORTION OF SAID PREMISES: BEGINNING AT A POINT ON THE WEST LINE OF SAID SECTION 22 AT THE INTERSECTION OF THE CENTER LINE OF STATE ROAD NO. 22; THENCE SOUTHEASTERLY ALONG SAID CENTER LINE A DISTANCE OF 387.6 FEET; THENCE NORTH 3 DEGREES 18 MINUTES EAST A DISTANCE OF 684.5 FEET; THENCE SOUTH 85 DEGREES 44 MINUTES EAST A DISTANCE OF 166.8 FEET; THENCE NORTH 28 DEGREES 45 MINUTES EAST A DISTANCE OF 729.4 FEET; THENCE EASTERLY AND PARALLEL WITH THE NORTH LINE OF SAID SECTION 22 TO THE EAST LINE OF THE WEST HALF OF THE NORTHWEST 1/4 OF SAID SECTION 22; THENCE NORTHERLY ALONG THE EAST LINE OF THE WEST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 22 TO THE NORTHEAST CORNER OF THE WEST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 22; THENCE WESTERLY ALONG THE NORTH LINE OF SAID SECTION 22 TO THE NORTHWEST CORNER OF SAID SECTION 22; THENCE SOUTHERLY ALONG THE WEST LINE OF SAID SECTION 22, TO THE POINT OF BEGINNING) (EXCLUDING THAT PART OF THE WEST HALF OF THE NORTHWEST QUARTER OF SECTION 22, TOWNSHIP 43 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF THE WEST HALF OF THE NORTHWEST QUARTER OF SAID SECTION 22; THENCE SOUTH 00(Degree)48'42" WEST 392.23 FEET ALONG THE EAST LINE OF SAID WEST HALF; THENCE NORTH 89(Degree)59'05" WEST 319.19 FEET; THENCE SOUTH 00(Degree)00'55" WEST 340.88 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 47(Degree)50'28" EAST 47.89 FEET; THENCE NORTH 42(Degree)09'32" EAST 13.28 FEET; THENCE SOUTH 47(Degree)50'28" EAST 88.41 FEET; THENCE SOUTH 42(Degree)09'32" WEST 106.04 FEET; THENCE NORTH 47(Degree)50'28" WEST 34.32 FEET; THENCE SOUTH 42(Degree)09'32" WEST 92.59 FEET; THENCE SOUTH 47(Degree)50'28" EAST 34.41 FEET; THENCE SOUTH 42(Degree)09'32" WEST 54.08 FEET; THENCE NORTH 47(Degree)50'28" WEST 48.03 FEET; THENCE SOUTH 42(Degree)09'32" WEST 13.35 FEET; THENCE NORTH 47(Degree)50'28" WEST 28.20 FEET; THENCE SOUTH 42(Degree)16'43" WEST 26.46 FEET; THENCE SOUTH 55(Degree)43'29" EAST 71.56 FEET; THENCE SOUTH 34(Degree)16'31" WEST 107.47 FEET; THENCE NORTH 55(Degree)43'29" WEST 53.85 FEET; THENCE SOUTH 22(Degree)55'49" WEST 39.78 FEET; THENCE SOUTH 78(Degree)27'34" EAST 53.89 FEET; THENCE SOUTH 11(Degree)32'26" WEST 108.75 FEET; THENCE NORTH 78(Degree)27'34" WEST 164.05 FEET; THENCE NORTH 11(Degree)32'26" EAST 108.75 FEET; THENCE SOUTH 78(Degree)27'34" EAST 97.73 FEET; THENCE NORTH 22(Degree)55'49" EAST 44.68 FEET; THENCE NORTH 55(Degree)43'29" WEST 97.73 FEET; THENCE NORTH 34(Degree)16'31" EAST 107.47 FEET; THENCE SOUTH 55(Degree)43'29" EAST 81.99 FEET; THENCE NORTH 42(Degree)16'43" EAST 29.97 FEET; THENCE NORTH 47(Degree)50'28" WEST 49.76 FEET; THENCE NORTH 42(Degree)09'32" EAST 106.04 FEET; THENCE SOUTH 47(Degree)50'28" EAST 38.04 FEET; THENCE NORTH 42(Degree)09'32" EAST 92.60 FEET; THENCE NORTH 47(Degree)50'28" WEST 38.08 FEET; THENCE NORTH 42(Degree)09'32" EAST 54.05 FEET TO THE POINT OF BEGINNING;AND EXCLUDING THAT PART OF THE NORTHWEST QUARTER OF
SECTION 22, TOWNSHIP 43 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN

DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF THE WEST HALF OF THE NORTHWEST QUARTER OF SAID SECTION 22; THENCE SOUTH 00(Degree)48'42" WEST 392.23 FEET ALONG THE EAST LINE OF SAID WEST HALF; THENCE NORTH 89(Degree)59'05" WEST
22.36 FEET; THENCE SOUTH 00(Degree)00'55" WEST 389.10 FEET TO THE POINT OF BEGINNING; THENCE NORTH 85(Degree)56'37" EAST 40.77 FEET; THENCE SOUTH 04(Degree)03'23" EAST 46.70 FEET; THENCE NORTH 85(Degree)56'37" EAST 90.50 FEET; THENCE SOUTH 04(Degree)03'23" EAST 95.46 FEET; THENCE SOUTH 85(Degree)56'37" WEST 172.56 FEET; THENCE NORTH 04(Degree)03'23" WEST 9.92 FEET; THENCE SOUTH 85(Degree)56'37" WEST 18.28 FEET; THENCE NORTH 04(Degree)03'23" WEST 7.89 FEET; THENCE SOUTH 85(Degree)56'37" WEST 18.01 FEET; THENCE NORTH 04(Degree)03'23" WEST 23.02 FEET; THENCE NORTH 40(Degree)56'37" EAST 51.31 FEET; THENCE NORTH 04(Degree)03'23" WEST 9.16 FEET; THENCE NORTH 85(Degree)56'37" EAST 35.16 FEET; THENCE NORTH 04(Degree)03'23" WEST 13.07 FEET; THENCE NORTH 85(Degree)56'37" EAST 6.13 FEET; THENCE NORTH 04(Degree)03'23" WEST 42.81 FEET TO THE POINT OF BEGINNING), ALL IN LAKE COUNTY, ILLINOIS.

PIN:  Parts of PINs 13-22-100-009, 13-22-100-012, 13-22-100-013
      and 13-22-100-002

                                    EXHIBIT C
                             PERMITTED ENCUMBRANCES

      A. All title exceptions shown on Schedule B-2 to Loan Policy No. 000664197 issued by Chicago Title Insurance Company.

      B. Zoning laws, ordinances and regulations, building codes, regulations and rules and other governmental laws, regulations, rules and orders affecting the Premises.

      C. Recorded or unrecorded Space Leases or other agreements for occupancy of the Premises.

                                    EXHIBIT D
                                    BASE RENT
                              Attach Rent Schedule

                                    EXHIBIT E